UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Soliciting Material under §240.14a-12

ARMATA PHARMACEUTICALS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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ARMATA PHARMACEUTICALS, INC.
4503 Glencoe Avenue
Marina del Rey, California 90292
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 8, 2020
Dear Shareholder:
You are cordially invited to attend the 2020 Annual Meeting of Shareholders (the “meeting”) of Armata Pharmaceuticals, Inc., a Washington corporation (“Armata,” the “Company,” “we,” “our” or “us”). The meeting will be held on Tuesday, December 8, 2020 at 8:30 a.m. local time at our principal executive offices at 4503 Glencoe Avenue, Marina del Rey, California 90292, for the following purposes:
1.
To elect seven nominees for director to serve one-year terms expiring at the 2021 Annual Meeting of Shareholders and upon their successors being duly elected and qualified;

2.
To approve, on an advisory, non-binding basis, the compensation of our named executive officers;

3.
To approve a non-binding advisory resolution on the frequency of stockholder vote (every one, two or three years) relating to the compensation of our named executive officers;

4.
To ratify the Audit Committee’s selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020; and

5.
To conduct any other business properly brought before the meeting or any adjournment or postponement thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice.
The record date for the meeting is October 9, 2020. Only shareholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. We will first mail the Notice of Internet Availability of Proxy Materials to our shareholders on or about October 23, 2020.
We intend to hold the meeting in person. However, we are actively monitoring the coronavirus (COVID-19) pandemic and we are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state, and local governments may impose. In the event it is not possible or advisable to hold the meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include postponing or adjourning the meeting or holding the meeting solely by means of remote communication (i.e., a virtual-only meeting). We plan to announce any such updates via a press release and posting details on our website that will also be filed with the SEC as proxy material. Please monitor the Investors section of our website at www.armatapharma.com for updated information. If you are planning to attend the meeting, please check the website one week prior to the meeting date. As always, we encourage you to vote your shares prior to the meeting.
Whether or not you plan to attend the meeting in person, please vote your shares over the internet, as described in the Notice of Internet Availability of Proxy Materials. Alternatively, if you received a paper copy of the proxy card by mail, please complete, sign, date and promptly return the proxy card in the postage-paid envelope provided. You may also vote your shares by telephone as described in your proxy card. Voting by telephone, over the internet or by mailing a proxy card will not limit your right to participate in the meeting and vote your shares at the meeting whether or not held in person or virtually. Even if you have voted by proxy, you may still vote at the in-person or virtual meeting if you participate in the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

By Order of the Board of Directors,
Richard J. Bastiani, Ph.D.
Chairman of the Board of Directors
Marina del Rey, California
October 22, 2020
Important Notice Regarding the Availability of Proxy Materials for the 2020 Annual Meeting of Shareholders to be held on December 8, 2020:
The notice of annual meeting, proxy statement and annual report to shareholders are available at
https://investor.armatapharma.com/annual-reports-and-proxy or www.envisionreports.com/ARMP

ARMATA PHARMACEUTICALS, INC.
4503 Glencoe Avenue
Marina del Rey, California 90292
PROXY STATEMENT
FOR THE 2020 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 8, 2020
This proxy statement contains information related to the 2020 Annual Meeting of Shareholders (the “annual meeting” or the “meeting”) of Armata Pharmaceuticals, Inc. (“Armata,” the “Company,” “we,” “our” or “us”) to be held on Tuesday, December 8, 2020, at 8:30 a.m. local time at our principal executive offices at 4503 Glencoe Avenue, Marina del Rey, California 90292, and at any adjournments or postponements thereof. We are using the U.S. Securities and Exchange Commission (“SEC”) rules that allow issuers to furnish proxy materials to their shareholders on the internet. On or about October 23, 2020, we expect to begin mailing a Notice of Internet Availability of Proxy Materials, which is referred to herein as the “Notice of Internet Availability,” to each holder of record of our common stock as of the close of business on October 9, 2020, the record date for the meeting. On or about the same day, we will begin mailing paper copies of our proxy materials to shareholders who have requested them. The Notice of Internet Availability and this proxy statement summarize the information you need to know to vote by proxy or in person at the meeting. You do not need to attend the meeting in person in order to vote.
Background
On May 9, 2019, Armata, formerly known as AmpliPhi Biosciences Corporation and we refer to herein prior to the Merger as “AmpliPhi”, completed a merger (the “Merger”) with privately held C3J Therapeutics, Inc., a Washington corporation (“C3J”), in accordance with the terms of an Agreement and Plan of Merger and Reorganization, dated January 3, 2019, as amended on March 25, 2019, by and among AmpliPhi, a wholly owned subsidiary of AmpliPhi (“Merger Sub”) and C3J (the “Merger Agreement”). At the effective time of the Merger, each outstanding share of C3J common stock was converted into the right to receive 0.04932975 shares of Armata common stock, par value $0.01 per share (“common stock”) (after giving effect to the Reverse Split, as defined below) (the “Exchange Ratio”), and Merger Sub merged with and into C3J, with C3J surviving the Merger as a wholly-owned subsidiary of Armata. As a result of the Merger, C3J was considered the accounting acquirer of AmpliPhi because C3J’s shareholders retained a majority control of the combined company, Armata, subsequent to the Merger; therefore, the historical financial statements of the accounting acquirer, C3J, have become Armata’s historical financial statements.
Immediately prior to the consummation of the Merger, AmpliPhi effected a 1-for-14 reverse split (the “Reverse Split”) of its issued and outstanding shares of common stock and changed its name to “Armata Pharmaceuticals, Inc.” On May 10, 2019, Armata’s common stock began trading on a split-adjusted basis on the NYSE American under the ticker symbol “ARMP.” All shares and per share amounts in this proxy statement reflect the Reverse Split unless otherwise noted.
Concurrent with closing of the Merger, five members of the Board of Directors of the Company (the “Board” or the “Board of Directors”) resigned and were replaced by directors designated by C3J, and members of the senior management team of C3J were appointed as the executive officers of the Company, except that Steve R. Martin, Chief Financial Officer of Armata, remained in such role. Throughout this proxy statement, we discuss both the former executive officers and members of the board of directors of AmpliPhi and the current executive officers and members of the Board of Directors of Armata, the combined company.
Immediately following the closing of the Merger, certain shareholders of C3J prior to the Merger (the “Investors”) purchased shares of common stock of Armata in a private placement for an aggregate purchase price of  $10.0 million (the “Financing”). After the Merger and such concurrent private placement, the former C3J security holders owned approximately 76% of the aggregate number of shares of Armata’s common stock and the security holders of AmpliPhi as of immediately prior to the Merger owned approximately 24% of the aggregate number of shares of Armata’s common stock.

This proxy statement includes certain historical information relating to the board of directors, executive officers and governance arrangements of the Company during periods ended prior to the completion of the Merger. This proxy statement also includes certain disclosures concerning the Company’s Board and officers currently in office. We use the term “AmpliPhi” in this proxy statement to refer to the Company prior to the Merger, and all references to “C3J” refer to C3J Therapeutics, Inc. and its business prior to the closing of the Merger. All references to “Armata,” the “Company,” “we,” “us” or “our” in this proxy statement mean Armata Pharmaceuticals, Inc., the combined company.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why did I receive a Notice of Internet Availability of Proxy Materials?
The Board of Directors is soliciting your proxy to vote at the meeting, including at any adjournments or postponements of the meeting. As permitted by the rules of the SEC, we employ the “notice and access” delivery method. This allows us to give our shareholders access to a full set of our proxy materials online. Accordingly, beginning on or about October 23, 2020, we will send to most of our shareholders, by mail or e-mail, the Notice of Internet Availability, explaining how to access our proxy materials and vote online or by telephone. The Notice of Internet Availability is not a proxy card and cannot be used to vote your shares.
On or about the same day, we will begin mailing paper copies of our proxy materials to shareholders who have requested them. Those shareholders who do not receive the Notice of Internet Availability, including shareholders who have previously requested to receive paper copies of our proxy materials, will receive a copy of this proxy statement, the proxy card and the annual report by mail. The Notice of Internet Availability also contains instructions on how you can (i) receive a paper copy of the proxy materials if you only received a notice by mail, or (ii) elect to receive your proxy materials over the internet next year if you received them by mail this year.
You are invited to attend the meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may follow the instructions in the Notice of Internet Availability and below to submit your proxy to vote your shares.
How do I attend the meeting?
The meeting will be held on Tuesday, December 8, 2020 at 8:30 a.m. local time at our principal executive offices at 4503 Glencoe Avenue, Marina del Rey, California 90292. Information on how to vote in person at the meeting is discussed below.
Who can vote at the meeting?
Only shareholders of record at the close of business on October 9, 2020 will be entitled to vote at the meeting. On this record date, there were 18,668,883 shares of common stock outstanding and entitled to vote.
Shareholder of Record: Shares Registered in Your Name:   If on the record date your shares were registered directly in your name with Armata’s transfer agent, Computershare, Inc., then you are a shareholder of record. As a shareholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to vote your shares over the internet, as described in the Notice of Internet Availability, or, alternatively, if you received a paper copy of the proxy card by mail, to fill out and return the enclosed proxy card in the postage-paid envelope provided. You may also vote your shares by telephone as described in your proxy card.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank:   If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and our proxy materials are being forwarded to you by that organization. The broker, bank, or other agent holding your account is considered to be the shareholder of record for purposes of voting at the meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to attend the meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker, bank, or other agent.
What am I voting on?
There are four matters scheduled for a vote:
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Proposal 1:   To elect seven nominees for director, named in this proxy statement, to serve one-year terms expiring at the 2021 Annual Meeting of Shareholders and upon their successors being duly elected and qualified;

•
Proposal 2:   Approval of, on an advisory, non-binding basis, the compensation of our named executive officers;

•
Proposal 3:   Approval of a non-binding advisory resolution on the frequency of stockholder vote (every one, two or three years) relating to the compensation of our named executive officers; and

•
Proposal 4:   Ratification of the Audit Committee’s selection of Ernst & Young LLP (“Ernst & Young”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

What if another matter is properly brought before the meeting?
The Board of Directors knows of no other matters that will be presented for consideration at the meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
How do I vote?
For the election of directors (Proposal 1), you may either vote “For” the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify.
For the approval of, on an advisory, non-binding basis, the compensation of our named executive officers (Proposal 2), you may either vote “For” or “Against” the proposal.
For the approval of a non-binding advisory resolution on the frequency of stockholder vote (every one, two or three years) relating to the compensation of our named executive officers (Proposal 3), you may either vote “For” one year, two years or three years.
For ratification of the appointment of Ernst & Young as our independent registered public accounting firm for the year ending December 31, 2020 (Proposal 4), you may vote “For” or “Against” or abstain from voting.
•
Shareholder of Record: Shares Registered in Your Name

If you are a shareholder of record, you may vote in person at the meeting, vote by proxy through the internet, as described in the Notice of Internet Availability, vote by proxy over the telephone or, if you received a paper copy of the proxy card by mail, vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. Authorizing your proxy over the internet, by mailing a proxy card or by telephone will not limit your right to attend the meeting and vote your shares in person.

To vote in person, come to the meeting and we will give you a ballot when you arrive.

To vote through the internet, go to www.envisionreports.com/ARMP to complete an electronic proxy card. You will be asked to provide the control number from the Notice of Internet Availability or enclosed proxy card, as applicable. Your vote must be received by 11:59 p.m. Eastern Time on December 7, 2020 to be counted.

To vote using the proxy card, if you received a paper copy of the proxy card by mail, simply complete, sign and date the enclosed proxy card and return it promptly in the postage-paid envelope provided. If you return your signed proxy card to us before the meeting, we will vote your shares as you direct.

To vote over the telephone, dial toll-free 1-800-652-8683 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the control number from the Notice of Internet Availability or enclosed proxy card, as applicable. Your vote must be received by 11:59 p.m. Eastern Time on December 7, 2020 to be counted.

Your proxy (one of the individuals named in your proxy card) will vote your shares per your instructions. If you are a shareholder of record, your shares will not be voted if you do not vote by internet or telephone, return your proxy card by mail or vote in person at the meeting as described above; however, if you properly submit a proxy, but do not specify your voting choice on one or more of the proposals included thereon, your shares will be voted, as recommended by the Board of Directors: (1) to elect to our Board of Directors the director nominees named in this proxy statement; and (2) to ratify the appointment of Ernst & Young as our independent registered public accounting firm for the year ending December 31, 2020.
•
Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you have shares held by a broker, bank or other agent, you may instruct your such agent to vote your shares by following the instructions that such agent provides to you. Most brokers and nominees allow you to vote by mail, telephone and on the internet.

As discussed further below, under New York Stock Exchange rules, the election of directors (Proposal 1) and the vote to approve the compensation of our named executive officers (Proposal 2) or the frequency of voting thereon (Proposal 3) are considered “non-routine” matters, meaning that brokers, banks, or other agents who have not been furnished voting instructions from their clients will not be authorized to vote in their discretion on these proposals.

The ratification of the appointment of Ernst & Young as our independent registered public accounting firm for the year ending December 31, 2020 (Proposal 4) is considered a “routine” matter, meaning that brokers, banks, or other agents who have not been furnished voting instructions from their clients will be authorized to vote on that proposal.

To vote in person at the meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the provided instructions from your broker or bank, or contact your broker or bank to request a proxy form.

We provide internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you owned as of the close of business on the record date.
What happens if I do not vote?
Shareholder of Record: Shares Registered in Your Name
If you are a shareholder of record and do not vote through the internet, by completing your proxy card (if you received a paper copy by mail), by telephone or in person at the meeting, your shares will not be voted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether such agent will still be able to vote your shares depends on whether the New York Stock Exchange deems the particular proposal to be a “routine” matter. Brokers, banks and other agents can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange, “non-routine” matters are matters that may substantially affect the rights or privileges of shareholders, such as mergers, shareholder proposals, elections of directors (even if not contested), and certain corporate governance proposals, even if management-supported. For these “non-routine” matters for which a broker, bank or other agent has not received voting instructions, a “broker non-vote” occurs. Accordingly, your broker, bank or other agent may not vote your shares on Proposal 1, Proposal 2 or Proposal 3 without your instructions (resulting in “broker non-votes” for such matters), but may vote your shares on Proposal 4 even in the absence of your instruction.

What if I return a proxy card or otherwise vote but do not make specific choices?
If you return a signed and dated proxy card or otherwise vote without marking your voting selections, your shares will be voted, as applicable: “For” Proposal 1, the election of nominees for director; and “For” Proposal 4, ratification of the Audit Committee’s selection of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies and have paid the entire expense of preparing, printing and mailing the Notice of Internet Availability and, to the extent requested by our shareholders, this proxy statement and any additional materials furnished to shareholders. In addition to solicitations by mail, our officers, directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Any officers, directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one Notice of Internet Availability or set of proxy materials?
If you receive more than one Notice of Internet Availability or set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions in each Notice of Internet Availability or proxy card in the proxy materials, as applicable, to ensure that all of your shares are voted.
Can I change my vote or revoke my proxy after I have voted?
Shareholder of Record: Shares Registered in Your Name:   Yes. You may revoke your proxy and change your vote at any time before the final vote at the meeting. The cutoff time for voting through the internet or by telephone will be 11:59 P.M., Eastern Time, on December 7, 2020, the day before the meeting. You may change your vote on the internet or by telephone (only your latest internet or telephone proxy submitted prior to the meeting will be counted); by signing and returning a new proxy card with a later date; by sending a timely written notice that you are revoking your proxy to our Secretary at Armata Pharmaceuticals, Inc., 4503 Glencoe Avenue, Marina del Rey, California 90292; or by attending the meeting and voting in person. However, your attendance at the meeting will not automatically revoke your proxy unless you vote again at the meeting or specifically request in writing that your prior proxy be revoked.
Beneficial Owner: Shares Registered in the Name of Broker or Bank:   If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.
When are shareholder proposals and director nominations due for next year’s annual meeting?
To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing to our Secretary at Armata Pharmaceuticals, Inc., 4503 Glencoe Avenue, Marina del Rey, California 90292 by (i) June 23, 2020, or (ii) if the date of our 2020 Annual Meeting of Shareholders has changed by more than 30 days from the one-year anniversary of the date of this year’s annual meeting, by a date that constitutes a reasonable time before we print and send our proxy materials to shareholders, which date will be disclosed in a report filed by us with the SEC. Any such proposals must meet the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
If you wish to submit a proposal (including a director nomination) that is not to be included in next year’s annual meeting proxy materials, your proposal generally must be submitted in writing to the same address not fewer than 60 nor more than 90 days prior to the date approved by the Board of Directors to hold the 2021 Annual Meeting of Shareholders; provided, that if we provide less than 60 days’ notice of such date, your proposal (including a director nomination) must be received by our Secretary not later than the tenth day following the day on which the notice of the date of the 2021 Annual Meeting of Shareholders is mailed or publicly disclosed. Please review our Amended and Restated Bylaws (“Bylaws”), which contain additional requirements regarding advance notice of shareholder proposals and nominations.
Since we provided less than 60 days’ notice of the date of this annual meeting, for a shareholders’ notice to be timely to be presented at this annual meeting, it must be received by our Secretary by November 2, 2020.
How are votes counted?
Votes generally.   Votes will be counted by the inspector of election appointed for the meeting, who will separately count, for the proposal to elect directors, votes “For,” “Withhold” and broker non-votes; and, with respect to other proposals, votes “For” and “Against,” abstentions and, if applicable, broker non-votes.
Abstentions and Broker Non-Votes.   Abstentions will count towards the quorum. Shares constituting broker non-votes are not counted or deemed to be present or represented for the purpose of determining whether shareholders have approved a matter, but they are counted as present for the purpose of determining a quorum at the meeting.
Required Vote.   The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.
Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	Election of Directors	Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. The six nominees receiving the largest number of votes “For” votes cast will be elected to the Board of Directors.	None	None
2	Non-binding advisory vote on the compensation of our named executive officers	The number of shares that cast a vote “For” the proposal must exceed the number of shares that cast a vote “Against” the proposal.	None	None
3	Non-binding advisory vote on the frequency of the stockholder vote (every one, two, or three years) relating to the compensation of our named executive officers	The number of shares that cast a vote “For” any of the one-, two- or three-year option must exceed the number of shares that cast a vote for the other options. If no option receives votes from the majority of votes cast, no preference of our stockholders will have been approved by our stockholders; however, our board of directors and Compensation Committee will take the relative proportions of the votes cast into account in setting the frequency of stockholder advisory votes on the compensation of our named executive officers	None	None
4	Ratification of the Audit Committee’s selection of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020	The number of shares that cast a vote “For” the proposal must exceed the number of shares that cast a vote “Against” the proposal.	None	None

What is the quorum requirement?
A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if shareholders holding at least a majority of the outstanding shares entitled to vote on a matter and be counted collectively upon such matter are present at the meeting in person or represented by proxy. On the record date, there were 18,668,883 shares outstanding and entitled to vote. Thus, the holders of 9,334,442 shares must be present in person or represented by proxy at the meeting to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other agent) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares at the meeting in person or represented by proxy may adjourn the meeting to another date.
How can I find out the results of the voting at the meeting?
Preliminary voting results will be announced at the meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amended Form 8-K to publish the final results.
What proxy materials are available on the internet?
The proxy statement and annual report to shareholders are available at https:// investor.armatapharma.com/annual-reports-and-proxy.
What happens if a change to the meeting is necessary due to exigent circumstances?
We intend to hold the meeting in person. However, we are actively monitoring the coronavirus (COVID-19) pandemic and we are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state, and local governments may impose. In the event it is not possible or advisable to hold the meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include postponing or adjourning the meeting or holding the meeting solely by means of remote communication (i.e., a virtual-only meeting). We plan to announce any such updates via a press release and posting details on our website that will also be filed with the SEC as proxy material. Please monitor the Investors section of our website at www.armatapharma.com for updated information. If you are planning to attend the meeting, please check the website one week prior to the meeting date. As always, we encourage you to vote your shares prior to the meeting.
Why are the executive compensation proposal (Proposal 2) and the future frequency of approval of executive compensation proposal (Proposal 3) being included among the items to be considered at the Annual Meeting?
We have included the executive compensation proposal (Proposal 2) and the future frequency of approval of executive compensation proposal (Proposal 3) among the items to be considered at the meeting in order to satisfy the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act of 1934. Our stockholders have not previously had the opportunity to hold an advisory vote on executive compensation or the frequency with which they will hold an advisory vote on executive compensation in the future.

PROPOSAL 1
Election of Directors
Our business and affairs are organized under the direction of our board of directors. The primary responsibilities of our board of directors are to provide oversight, strategic guidance, counseling and direction to our management. Our board of directors meets on a regular basis and on an ad hoc basis as required.
Our Bylaws provide that the Board of Directors will consist of not less than one nor more than nine members, as fixed from time to time by a resolution of the Board or shareholders. The Board of Directors currently has eight members, of which six members have been re-nominated by the Board of Directors to stand for election at this annual meeting.
Directors are elected by a plurality of the votes of the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. Accordingly, the seven nominees receiving the highest number of affirmative votes at this annual meeting will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the seven nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by the Board of Directors. Each person nominated for election has agreed to serve if elected. The Company’s management has no reason to believe that any nominee will be unable to serve.
Under our current Bylaws, any vacancy occurring on the Board of Directors may be filled by the shareholders, the Board of Directors or, if the directors in office constitute fewer than a quorum, by the affirmative vote of a majority of the remaining directors.
Our Board of Directors
Set forth below are the name, age, position of and biographical information about each nominee, as of the record date.
Name	Age	Position(s)
Todd R. Patrick	58	Chief Executive Officer, Director
Richard J. Bastiani, Ph.D.(3)	78	Chairman of the Board of Directors
Sarah J. Schlesinger, M.D.(2)(4)	60	Director
Joseph M. Patti, Ph.D.(2)(3)(6)	56	Director
Odysseas D. Kostas, M.D.(3)(4)	46	Director
Todd C. Peterson, Ph.D.(1)	62	Director
Robin C. Kramer(5)	55	Director

(1)
Member of the Audit Committee.

(2)
Member of the Compensation Committee.

(3)
Member of the Nominating and Corporate Governance Committee.

(4)
Serves as a designee of Innoviva, Inc. under the Investor Rights Agreement (as defined below).

(5)
Will serve as a member of the Audit Committee if she is elected as a director at the meeting.

(6)
After the meeting, Dr. Patti will not serve as a member of the Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee seeks to assemble a Board of Directors that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience necessary to oversee and direct the Company’s business. To that end, the Nominating and Corporate Governance Committee has identified and evaluated nominees in the broader context of the Board of Directors’ overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the Nominating and Corporate Governance Committee views as critical to effective functioning of the Board of Directors. The brief biographies below include information regarding the specific and particular experience, qualifications, attributes or skills of each nominee that led the Nominating and Corporate Governance Committee to recommend that person as a nominee. However, each of the members of the Nominating and Corporate Governance Committee may have a variety of reasons why he or she believes a particular person would be an appropriate nominee for the Board of Directors, and these views may differ from the views of other members.
Set forth below is the specific experience, qualifications and background of each of the individuals listed above.
Employee Directors
Todd R. Patrick has served as our Chief Executive Officer and as a director since the consummation of the Merger. He previously served as President and Chief Executive Officer of C3J from 2010 until the consummation of the Merger, and as a member of C3J’s board of directors from 2009 until the consummation of the Merger. Before joining C3J, Mr. Patrick was the President and board member of ID Biomedical Corporation from 1994 until 2005, when the company was acquired by GlaxoSmithKline. Prior to ID Biomedical Corporation, Mr. Patrick was the Director of the Office of Intellectual Property Administration at the University of California, Los Angeles (“UCLA”), where he was responsible for the patenting and licensing of intellectual property arising out of UCLA. Mr. Patrick has been involved in several start-ups and has helped raise over $600 million in equity or debt capital. Mr. Patrick currently serves on the board of directors of CRH Medical Corporation (NYSE: CRHM), where he has served since 2006 and is a member of the audit, corporate governance and nominating, and compensation committees; and AltPep Corporation. He is also on the board of directors of the non-profit Foster Foundation.
Mr. Patrick was selected as a director because of his extensive leadership experience with biotechnology companies and his in-depth understanding of our business, strategy and management team, as well as his experience serving as a public company director and executive officer.
Non-Employee Directors
Richard J. Bastiani, Ph.D., has served as a member of the board of directors and our Chairman since the Merger. He has previously served as a member of the board of directors of C3J from 2013 until the consummation of the Merger. Dr. Bastiani is currently retired. He has over 40 years of industry experience and has served on the boards of 14 biotechnology and life science companies throughout his career, including as a director of BioNex Solutions, Inc., a privately-held company that develops and manufactures systems for laboratory automation and liquid handling, since 2014. From 1995 through 2018, he served as a member of the board of directors of Abaxis, Inc., a formerly public diagnostic company providing point of care, automated blood analysis systems and single test products for human and veterinary markets that was acquired by Zoetis Inc. in 2018 for approximately $2.0 billion. From 1995 to 1998, Dr. Bastiani was President of Dendreon, a biotechnology company dedicated to providing innovative cell therapies for cancer. From 1970 until 1995, Dr. Bastiani held a number of positions with Syva Company, a diagnostic company, including as President from 1991 until Syva Company was acquired by a subsidiary of Hoechst AG of Germany in 1995. From 2007 to 2011, Dr. Bastiani served as chairman of the board of directors of Response Biomedical Corp. In 1996, Dr. Bastiani was appointed to the board of directors of ID Biomedical Corporation, and he served as the chairman of the board of directors from 1998 until the company’s 2005 acquisition by GlaxoSmithKline. Dr. Bastiani also served as co-founder and a director of DiscoveRx, a privately held company developing and selling high-throughput screening, protein profile and cell pathway assays and services, and on the board of Pathwork Diagnostics, a privately held molecular diagnostic company focused on cancer diagnostics using proprietary genomic profiling and informatics. Dr. Bastiani also serves on the Board of Fellows of Santa Clara University. He received his Ph.D. in Chemistry from Michigan State University in 1970, his M.S. in Chemistry from California State University in 1967, and his B.S. in Chemistry from Santa Clara University in 1964.
Director Qualifications.   Dr. Bastiani was selected as a director because of his extensive leadership experience with biotechnology companies and his in-depth knowledge of the industry, as well as his experience serving on the boards of directors of various public and private companies.

Sarah J. Schlesinger, M.D. has served as a member of our Board of Directors since February 2020. She also currently serves as a member of the Board of Directors of Innoviva, Inc., and serves on its Compensation Committee and the Nominating/Corporate Governance Committee. Dr. Schlesinger is an Associate Professor of Clinical Investigation at Rockefeller University and Senior Attending Physician at Rockefeller University Hospital. Dr. Schlesinger was The Clinical Director of the laboratory of Dr. Ralph Steinman (Nobel Laureate 2011) from 2002 until his death in 2011. Dr. Schlesinger led the Dendritic Cell section of the Division of Retrovirology at the Walter Reed Army Institute of Research and was also a member of the Division of Infectious and Parasitic Disease Pathology at the Armed Forces Institute of Pathology from 1994 to 2002. In 2002, Dr. Schlesinger rejoined Rockefeller University and began working with the International AIDS Vaccine Initiative as a Scientist in Vaccine Research and Design. Dr. Schlesinger has been a member of Rockefeller University Hospital’s Institutional Review Board (“IRB”) (Ethics Committee) since 2003 and previously served as IRB’s vice-chairperson. In 2017 she assumed the position of chairperson of the IRB. She is currently the director of the education and training programs at Rockefeller University Center for Clinical and Translational Science. Dr. Schlesinger currently serves on the board of two non-profit organizations: the AIDS Vaccines Advocacy Coalition, and The Hastings Center, the pre-eminent center for the study of bioethics. Dr. Schlesinger served as an independent corporate director of Ariad Pharmaceuticals from 2013 until its sale to Takeda Pharmaceutical Company Limited in 2017. She also served as an independent corporate director of The Medicines Company from 2018 until its acquisition by Novartis in 2020. Dr. Schlesinger has a B.A. from Wellesley College and a M.D. from Rush Medical College in Chicago, Illinois. She trained in Anatomic Pathology at The New York Hospital where she served as Chief Resident. Dr. Schlesinger has demonstrated leadership in her field and her substantial knowledge of our industry contributed to our conclusion that she should serve as a director.
Director Qualifications.   Dr. Schlesinger was selected as a director because of her extensive leadership experience with biotechnology companies and her in-depth knowledge of the industry, as well as her experience serving on the boards of directors of various public and private companies.
Joseph M. Patti, Ph.D. has served as a member of the board of directors since the consummation of the Merger. He also currently serves as President and Chief Executive Officer and director of AgilVax, Inc., a private biotechnology company that discovers and develops antibody-based therapeutics to treat metastatic cancer, and as President of JP Biotech Advisors, Inc., which provides strategic growth and drug development advice to emerging biotechnology companies. Dr. Patti is also a director of ECM Biosurgery, a private preclinical biotechnology company focused on collagen-based therapeutics. From November 2012, Dr. Patti served as Aviragen Therapeutics, Inc.’s Executive Vice President of Corporate Development and Strategy until October 2014, when he was appointed the company’s President and Chief Executive Officer and director. He served in those roles until February 2018, when Aviragen merged with Vaxart, Inc. Prior to joining Aviragen, Dr. Patti co-founded Inhibitex, Inc. in 1994 and served as its Chief Scientific Officer and Senior Vice President of Research and Development from 2007 until it was acquired by Bristol Myers Squibb in February 2012. He also served as its Chief Scientific Officer and Vice President of Research and Development from 2005 to 2007 and as Vice President, Preclinical Development prior to that. Before co-founding Inhibitex, Dr. Patti was an Assistant Professor at Texas A&M’s Institute of Biosciences and Technology and also served on the faculty at the University of Texas Health Science Center Graduate School of Biomedical Sciences. Dr. Patti received a B.S. in Microbiology from the University of Pittsburgh, a M.S.P.H. from the University of Miami, School of Medicine and a Ph.D. in Biochemistry from the University of Alabama at Birmingham. Dr. Patti was a director of SciStem Therapeutics, Inc., a privately-held biotechnology company from 2012 to 2015. Dr. Patti was a director of Inhibitex from 1998 to 2005.
Director Qualifications.   Dr. Patti was selected as a director because of his scientific knowledge and background and experience in developing numerous preclinical and clinical bio-pharmaceutical product candidates, as well as his senior management experience over the past decade in developing and implementing the business and financial strategies of emerging, publicly-traded biopharmaceutical companies and serving as a public company director.
Odysseas D. Kostas, M.D. has served as a member of our Board of Directors since February 2020. He also currently serves as Chairman of the Board of Directors of Innoviva, Inc., and is a member of its Audit Committee and Nominating/Corporate Governance Committee. He is a Partner and Senior Managing Director at Sarissa Capital Management LP. Sarissa Capital focuses on improving the strategies of companies to enhance shareholder value. Prior to joining Sarissa Capital, Dr. Kostas served as a Director at Evercore ISI (formerly ISI), covering the biotechnology and pharmaceutical industries. Previously, he practiced internal medicine as part of the Yale New Haven Health System and was engaged as a consultant to various biotechnology companies. Dr. Kostas also currently serves on the board of directors of Enzon Pharmaceuticals. Dr. Kostas has a B.S from Massachusetts Institute of Technology (MIT) and a M.D. from University of Texas Southwestern Medical School. Dr. Kostas has demonstrated leadership in his field, and his knowledge of and experience in our industry contributed to our conclusion that he should serve as a director.
Director Qualifications.   Mr. Kostas was selected as a director because of his extensive leadership experience with biotechnology companies and his in-depth knowledge of our business, strategy and management team, as well as his experience serving as a public company director.
Todd C. Peterson, Ph.D. has served as a member of the board of directors since October 2019. Dr. Peterson has more than 30 years of experience in biotechnology and life sciences research and development across the areas of molecular biology, nucleic acids and genomics product and technology development. His experience encompasses clinical diagnostics, life science research tools, and drug discovery technologies, products and markets. Dr. Peterson has served as Chief Scientific Officer at the Allen Institute in Seattle, Washington, since December 2018, overseeing science and technology strategy and operational, translational and growth initiatives to deliver on its impact mission. Prior to joining the Allen Institute, from 2013 to 2018, Dr. Peterson served as Chief Technology Officer at Synthetic Genomics, Inc., a private company focused on synthetic biology and applied genomics technologies. From 2003 to 2013, Dr. Peterson led Genomics and Synthetic Biology R&D at Invitrogen/Life Technologies, a global leader in life science tools. Prior to Life Technologies, Dr. Peterson held research and development positions with increasing responsibilities and scope at Genicon Sciences Corp., Trega Biosciences, Inc., Hybritech Inc. and Gen-Probe Incorporated, where he focused on technology research, product development and commercialization. Dr. Peterson was a postdoctoral fellow at the Max Planck Institute in Cologne, Germany after receiving his Ph.D. in Microbiology at the University of Southern California School of Medicine. He obtained his M.A. in Biological Sciences and B.A. in Molecular Biology and Biochemistry at the University of California, Santa Barbara.
Director Qualifications.   Mr. Peterson was selected as a director because of his years of experience in biotechnology and life sciences research and development, his in-depth knowledge of the industry and pre-clinical / early-stage scientific requirements, and his experience and understanding of our bacteriophage platform.
Robin C. Kramer has served as Vice President, Chief Accounting Officer of Biogen, a biopharma company, since November 2018. Prior to joining Biogen, Ms. Kramer served as the Senior Vice President and Chief Accounting Officer of Hertz Global Holdings, Inc., a car rental company, from May 2014 to November 2018. Prior to that, Ms. Kramer was an audit partner at Deloitte & Touche LLP (Deloitte), a professional services firm, from 2007 to 2014, including serving in Deloitte’s National Office Accounting Standards and Communications Group from 2007 to 2010. From 2005 to 2007 Ms. Kramer served as Chief Accounting Officer of Fisher Scientific International, Inc., a laboratory supply and biotechnology company, and from 2004 to 2005 Ms. Kramer served as Director, External Reporting, Accounting and Control for the Gillette Company, a personal care company. Ms. Kramer also held partner positions in the public accounting firms of Ernst & Young LLP and Arthur Anderson LLP. Ms. Kramer is a licensed certified public accountant (CPA) in Massachusetts. She is a member of the Massachusetts Society of CPAs and the American Institute of CPAs. She has served as a Board Member for the Massachusetts State Board of Accountancy from September 2011 to December 2015, Probus Insurance Company Europe DAC, from 2016 to 2018, and the Center for Women and Enterprise since August 2020.
Director Qualifications.   Ms. Kramer was selected as a director because of her years of experience in biotechnology and life sciences research and development and her in-depth knowledge of the industry. She has financial expertise, including a thorough understanding of financial statements, corporate finance and accounting and extensive experience with public companies, all of which makes her a valued member of the Board of Directors.

Selection of Certain Directors
Drs. Schlesinger and Kostas were appointed to the Board of Directors in February 2020 as director designees of Innoviva, Inc. (“Innoviva”) pursuant to that certain Investor Rights Agreement, dated as of February 12, 2020 (the “Investor Rights Agreement”), and continue to serve on the Board of Directors. The Investor Rights Agreement provides that for so long as Innoviva and its affiliates hold at least 12.5% of the outstanding shares of our common stock on a fully-diluted basis, Innoviva shall have the right to designate two (2) directors to the Board of Directors, and for so long as Innoviva and its affiliates hold at least 8% but less than 12.5% of the outstanding shares of Common Stock on a fully-diluted basis, Innoviva shall have the right to designate one (1) director to the Board of Directors, subject to certain qualifications and conditions in the Investor Rights Agreement. The Investor Rights Agreement also provides for participation rights for Innoviva to participate in future offerings of equity securities by the Company.
The Board of Directors Recommends
a Vote “For” each Named Nominee.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Independence of the Board of Directors
As required under the NYSE American exchange listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. Our board of directors consults with our counsel to ensure that the board of directors’ determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of the NYSE American exchange, as in effect from time to time.
Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and us, our senior management and our independent auditors, the board affirmatively determined that all of the director nominees except for Todd C. Patrick are independent directors within the meaning of the applicable NYSE American exchange listing standards. In making this determination, our board found that none of these directors or nominees for director had a material or other disqualifying relationship with us. The board concluded that Mr. Patrick is not an independent director within the meaning of the applicable NYSE American exchange listing standards. Mr. Patrick is not an independent director under these rules given his role as our Chief Executive Officer. Of the directors that served on our board during 2020 that are not standing for re-election at the meeting, our board determined that H. Stewart Parker and Jeremy Curnock Cook were independent under the rules of the SEC and the NYSE American exchange. Of the former directors who served on our board during 2019, our board determined that Michael S. Perry, D.V.M., Ph.D. was independent under the rules of the SEC and the NYSE American exchange, while Richard Bear was not independent under such rules, due to Mr. Bear’s role as Chief Financial Officer of CRH Medical Corporation, where Mr. Patrick serves as a member of the board of directors, including as Chairman of the audit committee and as a member of its compensation committee, and corporate governance and nominating committee. Dr. Perry and Mr. Bear resigned in February 2020 in connection with the private placement transaction with Innoviva. Accordingly, during 2020, our board was comprised of a majority of directors who qualify as independent directors under the rules adopted by the SEC and the NYSE American exchange.
As required under applicable NYSE American rules, we anticipate that our independent directors will meet in regularly scheduled executive sessions at which only independent directors are present.
Our Bylaws provide that the board of directors will consist of not less than one nor more than nine members, as fixed from time to time by a resolution of the board of directors. The authorized size of our board of directors is currently eight members.
Board Leadership Structure
Our board of directors has an independent Chairman, Richard J. Bastiani, Ph.D., who has authority, among other things, to call and preside over board meetings, to set meeting agendas and to determine materials to be distributed to the board of directors. Accordingly, the Chairman has substantial ability to shape the work of the board of directors. We have a separate chair for each committee of the board of directors. As a general policy, the board of directors believes that separation of the positions of Chairman and Chief Executive Officer reinforces the independence of the board of directors from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of the board of directors as a whole. As such, Mr. Patrick serves as our Chief Executive Officer, while Dr. Bastiani serves as our Chairman of our board of directors. We expect and intend the positions of Chairman of the board of directors and Chief Executive Officer to continue to be held by separate individuals in the future.
Role of the Board in Risk Oversight
One of the principal functions of our board of directors is to provide oversight concerning the assessment and management of risk related to our business. The board of directors is involved in risk oversight through direct decision-making authority with respect to fundamental financial and business strategies and major corporate activities.

While the board of directors oversees our risk management, our management is responsible for day-to-day risk management processes, including, without limitation, strategic, operational, financial, regulatory and cyber-security risks that may exist from time to time. The board of directors expects management to consider the risks of, and risk management in, each business decision, to proactively develop and monitor risk management strategies and processes for day-to-day activities and to effectively implement risk management strategies adopted by the board of directors and its committees. In connection with this responsibility, members of management provide regular reports to the board of directors regarding business operations and strategic planning, financial planning and budgeting and regulatory matters, including any material risk to our company related to such matters. Although the board of directors does not have a formal risk oversight policy, the board of directors does, as a whole and through its various committees, oversee the proper functioning of our internal risk management processes. In its risk oversight role, the board of directors evaluates whether management has reasonable controls in place to address material risks we currently face and those we may face in the future.
The board of directors has delegated oversight for specific areas of risk exposure to committees of the board of directors as follows:
•
The Audit Committee is primarily responsible for overseeing our financial risk management processes on behalf of the board of directors. The Audit Committee is responsible for discussing our overall risk assessment and risk management policies with management and our independent registered public accounting firm, as well as our plans to monitor and control any financial risk exposure. The Audit Committee is also responsible for primary risk oversight related to our internal control over financial reporting, disclosure controls and procedures, and legal and regulatory compliance. In addition, the Audit Committee reviews all related-person transactions, including the risks related to those transactions impacting our company. Going forward, we expect that the Audit Committee will receive reports from management regarding its assessment of risks at least quarterly.

•
The Compensation Committee oversees our compensation programs and reviews the conduct incentivized by those programs, including any impact on risk-taking by our executive officers and employees.

•
The Nominating and Corporate Governance Committee oversees the organization, membership and structure of our board of directors and our corporate governance practices. The committee members report to the full board of directors on material developments in their areas of oversight.

We believe this division of responsibilities is the most effective approach for addressing the risks we face and that our board of directors’ leadership structure, which also emphasizes the independence of our board of directors in its oversight of our business and affairs, supports this approach.
The board of directors and its committees meet at regularly scheduled and special meetings throughout the year at which management reports to the board concerning the results of our risk management activities, as well as external changes that may change the levels of business risk to which we are exposed. At each regular meeting of our board of directors, the chairperson of each committee reports to the full board regarding the matters reported and discussed at any committee meetings, including any matters related to risk assessment or risk management. Upon the request of the committees, our principal executive officer and principal financial officer attend meetings of these committees when they are not in executive session, and often report on matters that may not be otherwise addressed at these meetings. In addition, our directors are encouraged to communicate directly with members of management regarding matters of interest, including matters related to risk, at times when meetings are not being held.
In connection with the recent COVID-19 outbreak, the Audit Committee and management, has monitored our efforts to mitigate business continuity, financial, human capital, and cybersecurity risk exposures associated with the outbreak.
Meetings of the Board of Directors
The Board of Directors of AmpliPhi prior to the completion of the Merger met seven times and the Board of Directors of Armata subsequent to the completion of the Merger met three during 2019. Each

Board member attended 75% or more of the total number of meetings of the Board and of the committees on which he or she served, held during the portion of the last fiscal year for which he was a director or committee member.
As required under applicable NYSE American listing standards, during 2019, our independent directors met on a regular basis in executive session without the presence of non-independent directors and management.
Each director is expected to devote the time necessary to appropriately discharge his or her responsibilities and to rigorously prepare for and attend and participate in all Board meetings and meetings of Board committees on which he or she serves. In addition, the independent directors meet regularly in executive session without the presence of management.
Policy Concerning Director Attendance at Annual Meetings of Shareholders
There is no formal policy as to their attendance at annual meetings of shareholders, and in the past our directors have not been present for such meetings.
Information Regarding Committees of the Board of Directors
The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee operates under a written charter, the adequacy of which each respective committee regularly reviews and reassesses. A copy of each charter is available under the heading “Corporate Governance” of the Investor Relations section of our website at https://investor.armatapharma.com/corporate-governance. Our Board of Directors may establish additional committees from time to time in accordance with our Bylaws.
As of October 9, 2020, the record date, the membership of the standing committees was as follows:
Name	Audit(1)	Compensation	Nominating and Corporate Governance
Richard J. Bastiani, Ph.D.			X*
Odysseas Kostas, M.D.			X
Jeremy Curnock Cook	X	X
H. Stewart Parker	X*		X
Todd R. Patrick
Joseph M. Patti, Ph.D.		X*	X
Sarah J. Schlesinger, M.D.		X
Todd C. Peterson, Ph.D.	X

*
Committee Chair.

Below is a description of each committee of the Board of Directors. The Board of Directors has determined that each member of each committee meets the applicable NYSE American rules and regulations regarding “independence” and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.
Audit Committee
The board of directors reviews the NYSE American exchange listing standards definition of independence for Audit Committee members on an annual basis and has determined that each of the members of our Audit Committee as of the record date satisfies the NYSE American exchange listing requirements and SEC independence requirements.
Our Board of Directors has determined that each of Ms. Parker and Mr. Cook qualifies as an audit committee financial expert within the meaning of SEC regulations. Our Board of Directors has also determined that Ms. Kramer qualifies as an audit committee financial expert within the meaning of SEC regulations. In making this determination, our Board of Directors has considered each of Ms. Parker’s, Mr. Cook’s, and Ms. Kramer’s formal education and previous and current experience in financial roles. Both our independent registered public accounting firm and management periodically meet privately with our Audit Committee.
The primary purpose of the Audit Committee is to oversee our corporate accounting and financial reporting processes and audits of its financial statements. The functions of the Audit Committee include, among other things:
•
evaluating the performance, independence and qualifications of our independent auditors and determining whether to retain our existing independent auditors or engage new independent auditors and to present its conclusion to our board of directors;

•
reviewing and approving the engagement of our independent auditors to perform audit services and any permissible non-audit services;

•
monitoring the rotation of partners of our independent auditors on our audit engagement team as required by law;

•
prior to engagement of any independent auditor, and, at least annually thereafter, reviewing relationships that may reasonably be thought to bear on the auditor’s independence, and assessing and otherwise taking the appropriate action to oversee the independence of our independent auditor;

•
reviewing our annual and quarterly financial statements and reports, including the disclosures contained under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and discussing the statements and reports with our independent auditors and management;

•
reviewing with our independent auditors and management significant issues that arise regarding accounting principles and financial statement presentation and matters concerning the scope, adequacy and effectiveness of our internal control over financial reporting;

•
reviewing with management and our auditors any earnings announcements and other public announcements regarding material developments;

•
establishing procedures for the receipt, retention and treatment of complaints received by us regarding internal accounting controls, accounting or auditing matters and other matters;

•
preparing the report that the SEC requires in our annual proxy statement;

•
reviewing and providing oversight of any related-person transactions in accordance with our related-person transactions policy and reviewing and monitoring compliance with legal and regulatory responsibilities, including our code of business conduct and ethics;

•
reviewing on a periodic basis our investment policy; and

•
reviewing and evaluating on an annual basis its own performance, including its compliance with its charter.

Report of the Audit Committee of the Board of Directors
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
This report is furnished by the current Audit Committee of the Board of Directors with respect to our financial statements for the year ended December 31, 2019.
One of the purposes of the Audit Committee is to oversee our accounting and financial reporting processes and the audit of our annual financial statements. Our management is responsible for the preparation and presentation of complete and accurate financial statements. Our independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and for issuing a report on its audit.
Ernst & Young was the independent registered public accounting firm for our financial statements audited pursuant to PCAOB standards for the years ended December 31, 2019 and 2018. Because the Merger was treated as a reverse acquisition for accounting purposes, the historical financial statements of the accounting acquirer, C3J, have become Armata’s historical financial statements.
As of the record date, the current Audit Committee of the Board of Directors with respect to Armata’s financial statements (which are the historical financial statements of C3J, as accounting acquirer in the Merger) consists of Ms. Parker (Chair), Mr. Cook and Dr. Peterson. Following the 2020 Annual Meeting, the Board expect to appoint Robin C. Kramer was appointed to serve as a director and as Chair of the Audit Committee.
Audited Financial Statements
Ernst & Young was the independent registered public accounting firm for our financial statements audited pursuant to PCAOB standards for the years ended December 31, 2019 and 2018. The Audit Committee discussed with Ernst & Young the matters required to be discussed by the applicable requirements of the PCAOB and the SEC and received the written disclosures and the letter from Ernst & Young required by the applicable requirements of the PCAOB regarding communications with audit committees concerning independence. The Audit Committee discussed the independence of Ernst & Young and concluded that Ernst & Young was independent from Armata and management.
In performing its oversight role, the Audit Committee reviewed and discussed our audited financial statements for the years ended December 31, 2019 and 2018 with management and Ernst & Young. Based on the foregoing, the current Audit Committee recommended to the Board that the audited financial statements for the years ended December 31, 2019 and 2018 be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019.
The foregoing report has been furnished by the current Armata Audit Committee.
H. Stewart Parker (Chair)
Jeremy Curnock Cook
Todd C. Peterson, Ph.D.
Compensation Committee
Our board of directors has determined that each of the members of our Compensation Committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act, an outside director, as defined pursuant to Section 162(m) of the Code, and satisfies the NYSE American exchange listing independence requirements.
The functions of this committee include, among other things:
•
reviewing, modifying and approving (or, if it deems appropriate, making recommendations to the full board of directors regarding) our overall compensation strategy and policies;

•
reviewing and approving (or, if it deems appropriate, making recommendations to the full board of directors regarding) the compensation and other terms of employment of our executive officers, including the terms of any employment agreements, severance arrangements, change-of-control protections and any other compensatory arrangements for our executive officers;

•
reviewing and approving (or, if it deems appropriate, making recommendations to the full board of directors regarding) performance goals and objectives relevant to the compensation of our executive officers and assessing their performance against these goals and objectives;

•
reviewing and approving (or, if it deems appropriate, making recommendations to the full board of directors regarding) the equity incentive plans, compensation plans and similar programs advisable for us, as well as modifying, amending or terminating existing plans and programs;

•
evaluating (including, if it deems appropriate, with the input of some or all of the other members of the board of directors) risks associated with our compensation policies and practices and assessing whether risks arising from our compensation policies and practices for our employees are reasonably likely to have a material adverse effect on us;

•
reviewing and making recommendations to the full board of directors regarding the type and amount of compensation to be paid or awarded to our non-employee board members;

•
administering our equity incentive plans;

•
establishing policies with respect to equity compensation arrangements;

•
establishing policies with respect to votes by our stockholders to approve executive compensation as required by Section 14A of the Exchange Act and determining our recommendations regarding the frequency of advisory votes on executive compensation, to the extent required by law;

•
reviewing and assessing the independence of compensation consultants, legal counsel and other advisors as required by Section 10C of the Exchange Act;

•
reviewing the competitiveness of our executive compensation programs and evaluating the effectiveness of our compensation policy and strategy in achieving expected benefits to us;

•
reviewing the adequacy of its charter on a periodic basis;

•
reviewing with management and approving our compensation-related disclosures and related tables in our periodic reports or proxy statements to be filed with the SEC;

•
preparing the report that the SEC requires in our annual proxy statement, if required by then-applicable SEC rules; and

•
reviewing and assessing on an annual basis its own performance.

Compensation Committee Processes and Procedures
Generally, the Compensation Committee meets quarterly and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the Chief Executive Officer. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees, as well as outside advisors or consultants, may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company. In addition, under the charter, the Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. Other than in-house legal counsel and certain other types of advisors, the Compensation Committee may retain such consultants or advisors only after taking into consideration six factors, prescribed by the SEC and NYSE American, that bear upon the advisor’s independence; however, there is no requirement that any advisor be independent. The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisors engaged for the purpose of advising the Committee. In particular, the Compensation Committee has the sole authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.
Historically, the Compensation Committee has made most of the significant adjustments to annual compensation, determined bonus and equity awards and established new performance objectives at one or more meetings held during the first quarter of the year. However, the Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of the Company’s compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation, at various meetings throughout the year. Generally, the Compensation Committee’s process comprises two related elements: the determination of compensation levels and the establishment of performance objectives for the current year. For executives other than the Chief Executive Officer, the Compensation Committee solicits and considers evaluations and recommendations submitted to the Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which determines any adjustments to his compensation, as well as awards to be granted. For all executives and directors as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels and recommendations of the Compensation Committee’s compensation consultant, if any, including analyses of executive and director compensation paid at other peer companies identified by the consultant.
Nominating and Corporate Governance Committee
Our board of directors has determined that each of the members of this committee satisfies the NYSE American exchange listing independence requirements. The Nominating and Corporate Governance Committee of the board of directors is responsible for, among other things:
•
identifying, reviewing and evaluating candidates to serve on our board of directors consistent with criteria approved by our board of directors;

•
assessing the performance of management and the board of directors, including board committees, seeking input from senior management, the full board of directors and others, which assessment shall include, among other things, an evaluation of the board’s contribution as a whole and overall board composition and makeup, including the reelection of current board members;

•
evaluating, nominating and recommending individuals for membership on our board of directors;

•
evaluating nominations by stockholders of candidates for election to our board of directors;

•
considering and assessing the independence of members of our board of directors;

•
developing a set of corporate governance policies and principles, periodically reviewing and assessing these policies and principles and their application and recommending to our board of directors any changes to such policies and principles;

•
reviewing the adequacy of its charter on an annual basis; and

•
reviewing and assessing on an annual basis its own performance.

The Nominating and Corporate Governance Committee believes that candidates for director should, both individually and collectively, have the integrity, experience, judgment, commitment (including having sufficient time to devote to us and a sufficient level of participation), skills, diversity and expertise appropriate for our Company. We do not have a set policy or process for considering “diversity,” however that term may be defined, in identifying nominees. However, the Nominating and Corporate Governance Committee strives to identify and recruit individuals whose diverse talents, experiences and backgrounds enhance the inclusive environment in which the Board currently functions. In assessing the directors, both individually and collectively, the Nominating and Corporate Governance Committee may consider our current needs and the needs of our Board of Directors, to maintain a balance of knowledge, experience and capability in various areas. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for NYSE American purposes, which determination is based upon applicable NYSE American listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee may use its network of contacts to compile a list of potential director candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board of Directors. The Nominating and

Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board of Directors by majority vote.
The Nominating and Corporate Governance Committee will consider director candidates recommended by shareholders. The Nominating and Corporate Governance Committee does not alter the manner in which it evaluates candidates, including the criteria set forth above, based on whether or not the candidate was recommended by a shareholder. Pursuant to our Policy Regarding Stockholder Recommendations of Director Nominees, shareholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board at an annual meeting of shareholders may do so by delivering a written recommendation to our Secretary at Armata Pharmaceuticals, Inc., 4503 Glencoe Avenue, Marina del Rey, California 90292, no later than the close of business on the 90th day and no earlier than the 120th day prior to the first anniversary of the preceding year’s annual meeting of shareholders. For the 2020 Annual Meeting, such written recommendations must be received no earlier than August 12, 2020 and no later than close of business on September 11, 2020. Submissions must include the name and address of the shareholder on whose behalf the submission is made; the number of shares of our common stock that are owned beneficially by such shareholder as of the date of the submission; the full name of the proposed candidate; a description of the proposed candidate’s business experience for at least the previous five years; complete biographical information for the proposed candidate; and a description of the proposed candidate’s qualifications as a director. Any such submission must be accompanied by the written consent of the proposed candidate to be named as a nominee and to serve as a director if elected.
Shareholder Communications with the Board of Directors
The Company’s Board has adopted a formal process by which shareholders may communicate with the Board or any of its committees or directors. Shareholders who wish to communicate with the Board may do so by sending written communications addressed to the Secretary of the Company at Armata Pharmaceuticals, Inc., 4503 Glencoe Avenue, Marina del Rey, California 90292. All communications will be compiled and reviewed by the Secretary of the Company, who will determine whether the communication should be presented to the Board, committee or individual director, as applicable. Communications approved by the Secretary will be submitted to the Board of Directors, its committees, or the individual directors on a periodic basis. The purpose of this screening is to allow the Board to avoid having to consider irrelevant or inappropriate communications (such as advertisements, solicitations and hostile communications). All communications directed to the Audit Committee in accordance with the Company’s Open Door Policy for Reporting Complaints Regarding Accounting and Auditing Matters (the “Whistleblower Policy”), discussed below, will be treated in accordance with that policy.
Any interested person may, however, communicate directly with the Chairman or the independent directors as a group. Persons interested in communicating directly with the independent directors regarding their concerns or issues may do so by addressing correspondence to a particular director, or to the independent directors generally, in care of Armata Pharmaceuticals, Inc. at 4503 Glencoe Avenue, Marina del Rey, California 90292. If no particular director is named, letters will be forwarded, depending upon the subject matter, to the Chair of the Audit, Compensation, or Nominating and Corporate Governance Committee.
Code of Ethics
We have adopted a code of ethics for directors, officers (including our principal executive officer, principal financial officer and principal accounting officer) and employees, known as the Code of Business Conduct and Ethics. The Code of Business Conduct and Ethics is available under the heading “Corporate Governance” of the Investor Relations section of our website at https://investor.armatapharma.com/corporate-governance. Any amendment to, or waiver from, a provision of the codes of ethics applicable to our directors and executive officers will be disclosed in a current report on Form 8-K within four business days following the date of the amendment or waiver, unless the rules of the NYSE American then permit website posting of such amendments and waivers, in which case we would promptly post such disclosures on our internet website.

Open Door Policy for Reporting Complaints Regarding Accounting and Auditing Matters
We have adopted the Whistleblower Policy to facilitate the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, as well as the confidential, anonymous submission by our employees of concerns regarding these matters.
Hedging and Pledging Policy
Our insider trading policy prohibits our officers, other employees and directors from hedging or pledging our shares.

PROPOSAL 2
Advisory, Non-Binding Vote to Approve the Compensation of Our Named Executive Officers
Section 14A of the Exchange Act requires that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC.
Our compensation programs are designed to effectively align our executives’ interests with the interests of our stockholders by focusing on long-term equity incentives that correlate with the growth of sustainable long-term value for our stockholders. Stockholders are urged to read the section titled “Executive Compensation” in this proxy statement, which discusses how our executive compensation policies and practices implement our compensation philosophy and contains tabular information and narrative discussion about the compensation of our named executive officers. Our Compensation Committee believes that the objectives of our executive compensation program, as they relate to our named executive officers, are appropriate for a company of our size and stage of development and that our compensation policies and practices help meet those objectives. In addition, our Compensation Committee believes that our executive compensation program, as it relates to our named executive officers, achieves an appropriate balance between fixed compensation and variable incentive compensation. Our Board of Directors and our Compensation Committee believe that our policies and practices are effective in implementing our compensation philosophy and in achieving our compensation program goal. Accordingly, we are asking our stockholders to approve the compensation of our named executive officers.
The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC.
Based on the above, we request that stockholders indicate their support, on a non-binding advisory basis, for the compensation of our named executive officers as described in this proxy statement by voting “FOR” the following resolution:
“RESOLVED, that the stockholders of Armata Pharmaceuticals, Inc. approve, on an advisory basis, the compensation paid to Armata Pharmaceuticals, Inc.’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, including the Executive Compensation section, the compensation tables and the narrative discussion in Armata Pharmaceuticals, Inc.’s 2020 proxy statement.”
As an advisory vote, this proposal 3 is non-binding. Although the vote is non-binding, our Board of Directors and our Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.
The Board of Directors Recommends
a Vote “For” Proposal 2.

PROPOSAL 3
Advisory, Non-Binding Vote on the Frequency of Future Advisory, Non-Binding Votes to Approve the Compensation of Our Named Executive Officers
Section 14A of the Exchange Act provides that stockholders must be given the opportunity to vote, on a non-binding advisory basis, for their preference as to how frequently we should seek future non-binding advisory votes to approve the compensation of our named executive officers, as disclosed in accordance with the compensation disclosure rules of the SEC, which we refer to as an advisory vote to approve the compensation of our named executive officers.
By voting with respect to this proposal, stockholders may indicate whether they would prefer that we conduct future non-binding advisory votes to approve the compensation of our named executive officers every one, two or three years. Stockholders also may, if they wish, abstain from casting a vote on this proposal. Our Board of Directors has determined that an advisory vote to approve the compensation of our named executive officers every three years will enable our stockholders to provide the Company with input regarding the compensation of our named executive officers on a timely basis.
Stockholders will not be voting to approve or disapprove of the recommendation of our Board of Directors. The proxy card provides stockholders with the opportunity to choose among four options with respect to this proposal (holding the vote every one, two or three years, or abstaining). The option that receives the highest number of votes from the voting power of shares of our common stock present in person or by proxy at the meeting and entitled to vote thereon will be deemed to be the frequency preferred by our stockholders. Abstentions and broker non-votes will have no effect on this proposal.
As an advisory vote, this proposal will not be binding on the Company, our Board of Directors or our Compensation Committee in any way. As such, the results of the vote will not be construed to create or imply any change to the fiduciary duties of our Board of Directors. Our Board of Directors may decide that it is in the best interests of our stockholders and the Company to hold a non-binding advisory vote on our named executive officer compensation more or less frequently than the option approved by our stockholders. Notwithstanding the non-binding advisory nature of this vote, the Company recognizes that the stockholders may have different views as to the best approach for the Company and looks forward to hearing from stockholders as to their preferences on the frequency of a non-binding advisory vote on executive compensation.
The frequency of one year, two years or three years that receives the affirmative vote of a majority of votes cast will be deemed to be the recommended frequency, on an advisory, non-binding basis, of future advisory votes on the compensation of our named executive officers. You may vote for a frequency of future stockholder votes on executive compensation of every “One Year,” “Two Years,” or “Three Years” or “Abstain.” If no frequency receives the majority of the foregoing vote, then we will consider the option of one year, two years or three years that received the highest number of votes cast to be the frequency recommended by stockholders. Abstentions and broker non-votes will not affect the outcome of this proposal, other than counting towards the quorum of the Annual Meeting.
The Board of Directors Recommends
a Vote for the Option of “One Year” for Proposal 3.

PROPOSAL 4
Ratification of Selection of Independent Registered Public Accounting Firm
Proposal to Ratify Appointment of Ernst & Young LLP
The Audit Committee of the Board of Directors has selected Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the shareholders at the meeting. Ernst & Young served as the independent registered public accounting firm for AmpliPhi from January 20, 2015 until the completion of the Merger and has continued to serve in such role for Armata following the Merger. The Merger was treated as a reverse acquisition for accounting purposes and, as such, the historical financial statements of the accounting acquirer, C3J, have become Armata’s historical financial statements.
Representatives of Ernst & Young are expected to be available at the meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither our Bylaws nor other governing documents or law require shareholder ratification of the selection of Ernst & Young as the Company’s independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of Ernst & Young to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain Ernst & Young. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.
In order for Proposal 4 to be approved, the number of shares cast “For” the proposal must exceed the number of shares cast “Against” the proposal. Abstentions and broker non-votes, if any, will have no effect on the outcome of the vote.
Change in Accountants
Dismissal of PwC
PricewaterhouseCoopers LLP (“PwC”) was previously engaged as the independent registered public accounting firm for C3J, the accounting acquirer in the Merger. On January 28, 2019, the Audit Committee dismissed PwC as C3J’s independent registered public accounting firm, effective immediately (the “January Termination”), and engaged Ernst & Young, as discussed below, to serve in such capacity instead.
In anticipation of the Merger, however, the Audit Committee engaged PwC to audit C3J’s consolidated financial statements for the fiscal year ended December 31, 2017 in accordance with the standards of the PCAOB (the “PCAOB standards audit”). PwC had previously audited those financial statements in accordance with auditing standards generally accepted in the United States.
On February 18, 2019, the C3J Audit Committee determined to terminate PwC’s engagement with respect to the PCAOB standards audit of C3J’s December 31, 2017 consolidated financial statements, and PwC was notified of such determination on February 18, 2019 (such termination, the “February Termination”).
PwC’s PCAOB standards audit of C3J’s December 31, 2017 consolidated financial statements was in process but not yet complete at the time of the February Termination. Accordingly, PwC did not complete the PCAOB standards audit of C3J’s 2017 consolidated financial statements, and PwC did not issue an audit report under PCAOB standards with respect to those financial statements.
The reports of PwC on C3J’s consolidated financial statements for the years ended December 31, 2017 and 2016 (which were issued under auditing standards generally accepted in the United States but were never filed with the SEC because C3J was not subject to such reporting requirements) did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During C3J’s fiscal years ended December 31, 2018 and 2017, and the subsequent interim period through dates of the January Termination and the February Termination, respectively, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K under the Securities Act (“Regulation S-K”)) between C3J and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to PwC’s satisfaction, would have caused PwC to make reference to the subject matter of the disagreement in its reports on C3J’s consolidated financial statements.
During C3J’s fiscal years ended December 31, 2018 and 2017 and the subsequent interim period through dates of the January Termination and the February Termination, respectively, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except that PwC reported to C3J and the C3J Audit Committee that it believed a material weakness in internal control over financial reporting existed related to the lack of segregation of duties, particularly as it related to the processing of journal entries.
The Company previously provided PwC with a copy of the foregoing disclosures and requested that PwC furnish a letter addressed to the SEC stating whether or not it agrees with the above disclosures. A copy of this letter, dated May 10, 2019, is filed as Exhibit 16.1 to the Current Report on Form 8-K filed with the SEC on May 10, 2019.
Engagement of Ernst & Young
As described above, effective January 29, 2019, C3J retained Ernst & Young as its registered public accounting firm, and, effective February 21, 2019, C3J retained Ernst & Young to conduct the PCAOB standards audit of C3J’s December 31, 2017 consolidated financial statements.
During C3J’s two fiscal years ended December 31, 2018 and 2017 and the subsequent interim period preceding the engagement of Ernst & Young, neither C3J nor anyone on its behalf consulted with Ernst & Young with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on C3J’s consolidated financial statements, and no written report or oral advice of Ernst & Young was provided to C3J that was an important factor considered by C3J in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K), or any “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).
Principal Accountant Fees and Services
The following table represents aggregate fees billed to Armata by Ernst & Young LLP for the fiscal years ended December 31, 2019 and 2018, which includes fees incurred by Armata from May 9, 2019, the date of Merger, to December 31, 2019.
	Fiscal Year Ended December 31, 2019	Fiscal Year Ended December 31, 2018
Audit Fees	$277,000	$—
Audit Related Fees	94,000	—
Tax Fees	—	—
All Other Fees	—	—
Total	$371,000	$—
Representatives of Ernst & Young LLP attended all of the meetings of the Audit Committee occurring during the years ended December 31, 2019 and 2018.
The following table represents aggregate fees billed to AmpliPhi by Ernst & Young LLP for the fiscal years ended December 31, 2019 and 2018, which includes fees incurred from January 1, 2019 to May 9, 2019, the date of the Merger, and for the year ended December 31, 2018.
·

	Fiscal Year Ended December 31, 2019	Fiscal Year Ended December 31, 2018
Audit Fees(1)	$143,000	$270,000
Audit Related Fees(2)	102,000	121,000
Tax Fees	—	—
All Other Fees	—	—
Total	$245,000	$391,000

(1)
Audit fees represent professional fees related to annual audit and quarterly review procedures.

(2)
Audited related fees relate to procedures associated with financing transactions and the Merger disclosures.

Representatives of Ernst & Young LLP attended all of the meetings of the audit committee of AmpliPhi occurring during the years ended December 31, 2019 and 2018.
The following table represents aggregate fees billed to C3J by Ernst & Young for the years ended December 31, 2019 and 2018, which includes fees incurred from January 1, 2019 to May 9, 2019, the date of the Merger, and for the year December 31, 2018.
	Fiscal Year Ended December 31, 2019	Fiscal Year Ended December 31, 2018
Audit Fees(1)	$26,000	$253,000
Audit Related Fees(2)	—	71,000
Tax Fees	—	—
All Other Fees	—	—
Total	$26,000	$324,000

(1)
Audit fees represent professional fees related to annual audit and quarterly review procedures.

(2)
Audit related fees relate to procedures associated with the Merger disclosures.

Pre-Approval Policies and Procedures
The Audit Committee approves in advance the engagement and fees of the independent registered public accounting firm for all audit services and non-audit services, based upon independence, qualifications and, if applicable, performance. The Audit Committee may form and delegate to subcommittees of one or more members of the Audit Committee the authority to grant pre-approvals for audit and permitted non-audit services, up to specific amounts. All audit services described above were pre-approved by the our Audit Committee, or the audit committees of AmpliPhi or C3J, as applicable. C3J was a privately-held company at the time the fees described above were paid.
Ability to Continue as a Going Concern
The report of Ernst & Young on the consolidated financial statements of C3J (which became Armata’s historical financial statements in connection with the Merger) for the fiscal year ended December 31, 2019, included in the proxy statement for the special meeting relating to the Merger, filed with the SEC on April 4, 2019, stated that C3J suffered recurring losses and negative cash flows from operations, which raised substantial doubt about C3J’s ability to continue as a going concern. Other than the foregoing, Ernst & Young’s report on C3J’s financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified as to audit scope or accounting principles.
In addition, the report of Ernst & Young on the consolidated financial statements of AmpliPhi for the fiscal year ended December 31, 2019, included in AmpliPhi’s Annual Report on Form 10-K, filed on March 25, 2019, and incorporated by reference into the proxy statement for the special meeting relating to the Merger, filed with the SEC on April 4, 2019, stated that AmpliPhi suffered recurring losses and negative cash flows from operations, which raised substantial doubt about AmpliPhi’s ability to continue as a going concern. Other than the foregoing, Ernst & Young’s report on AmpliPhi’s financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified as to audit scope or accounting principles.
The Board of Directors Recommends
a Vote “For” Proposal 4.

EXECUTIVE OFFICERS
The following table sets forth information regarding our executive officers as of the record date.
Name	Age	Position(s)
Todd R. Patrick	58	Chief Executive Officer & Director
Brian Varnum, Ph.D.	60	President & Chief Development Officer
Steve R. Martin	59	Chief Financial Officer
Duane Morris	70	Vice President, Operations
The following is biographical information for Brian Varnum, Ph.D., our President and Chief Development Officer; Steve R. Martin, our Chief Financial Officer; and Duane Morris, our Vice President, Operations. The biographical information for Todd R. Patrick is set forth above under Proposal 1.
Brian Varnum, Ph.D. has served as our President and Chief Development Officer since the Merger. He previously served at C3J as its Vice President of Product Development starting in 2012 and became its Chief Development Officer in 2014, serving in that role until the Merger in May 2019. Dr. Varnum is a biotech veteran with more than 20 years of experience. Dr. Varnum began his career with Amgen Inc. and spent more than 18 years at the biotech pioneer as that company grew from a start-up to a large and successful biotechnology company. He started in discovery research where his team purified novel growth factors and advanced antibodies and small molecules into clinical studies. Dr. Varnum also worked in development, assisting with clinical development of proteins, antibodies and small molecules. In this capacity, he contributed to key regulatory filings, market research and product launch, giving him experience in drug discovery and development from the lab bench to product launch and marketing. After retiring from Amgen Inc. in 2007, Dr. Varnum turned his focus to the start-up landscape, working in several capacities, including assisting investors, entrepreneurs and start-ups in the assessment of technologies for funding or in-licensing. In these capacities, he established research strategies and plans, and served as Chief Scientific Officer for several companies, securing funding, and executing research contracts with large and mid-sized pharmaceutical companies. Dr. Varnum obtained his Ph.D. from UCLA studying oncogenes, and his drug development research experience includes hematopoietic growth factor discovery, oncology, auto-immune/inflammatory disorders, personalized medicine in inflammatory bowel disease and infectious diseases.
Steve R. Martin has served as our Chief Financial Officer since January 2016. Mr. Martin served as Senior Vice President and Chief Financial Officer of Applied Proteomics, Inc., a molecular diagnostics company, from December 2014 to August 2015. From June 2011 to December 2014, Mr. Martin served as Senior Vice President and Chief Financial Officer of Apricus Biosciences, Inc., a publicly traded pharmaceutical company, and served as the Interim Chief Executive Officer of Apricus from November 2012 through March 2013. From 2008 to January 2011, Mr. Martin served as Senior Vice President and Chief Financial Officer of BakBone Software, a publicly traded software company. During his final 10 months with BakBone until the company’s acquisition in January 2011, Mr. Martin also served as BakBone’s Interim Chief Executive Officer. From 2005 to 2007, Mr. Martin served as Chief Financial Officer of Stratagene Corporation, a publicly traded research products and clinical diagnostics company. Mr. Martin’s previous experience also includes serving as Controller with Gen-Probe Incorporated, a publicly traded molecular diagnostics company, as well as 10 years with Deloitte & Touche LLP, a public accounting firm. Mr. Martin holds a B.S. degree from San Diego State University and is a certified public accountant (inactive).
Duane Morris has served as our Vice President, Operations since the Merger. He previously led the production, quality, facilities and clinical operations areas for C3J from December 2011 to May 2019. Prior to joining C3J, Mr. Morris was the Chief Operating Officer at Response Biomedical Corp. in Vancouver, Canada from February 2007 to October 2010, where he directed the expansion of manufacturing facilities and scale-up of in-vitro diagnostic products. Prior to his tenure at Response Biomedical Corp., Mr. Morris was responsible for all manufacturing and quality control activities for ID Biomedical Corporation from February 2003 until its acquisition by GlaxoSmithKline in 2005. From 2005 to December 2006, Mr. Morris served as general manager of GlaxoSmithKline Biologicals, in which role he was responsible for all North American Operations, which included influenza vaccine production for GlaxoSmithKline. Mr. Morris started his career at Syntex Corporation (now Roche) in Palo Alto, where he spent 21 years in positions of increasing responsibility, ultimately becoming the Director of Pharmaceutical Manufacturing. Mr. Morris earned his B.A. in Management from Saint Mary’s College in Moraga, California.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information as of the record date regarding beneficial ownership of our capital stock by:
•
each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;

•
each of our directors;

•
each of our named executive officers; and

•
all of our current executive officers and directors as a group.

The percentage ownership information in the table below is based on 18,668,883 shares of common stock outstanding as of September 30, 2020.
Information with respect to beneficial ownership provided in the table below is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G and Form 4 filed with the SEC. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to the exercise of stock options or warrants that are either immediately exercisable or exercisable on or before November 29, 2020, which is 60 days after September 30, 2020. These shares are deemed to be outstanding and beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.
Except as otherwise noted below, the address for each person or entity listed in the table is c/o Armata Pharmaceuticals Inc., 4503 Glencoe Avenue, Marina del Rey, California 90292.
	Beneficial Ownership
Beneficial Owner	Number of Shares	Percent of Total
Greater than 5% Stockholders
Innoviva, Inc.	17,421,600(1)	63.7%
Delta Dental of Wisconsin	2,107,675(2)	11.3%
Delta Dental Plan of Michigan, Inc.	1,265,802(3)	6.8%
Delta Dental of California	990,643(4)	5.3%
		%
Directors, Director Nominees and Named Executive Officers
Richard J. Bastiani, Ph.D. (Director)	28,390(5)	*
Jeremy Curnock Cook (Director)	44,685(6)	*
H. Stewart Parker (Director)	28,390(7)	*
Odysseas D. Kostas, M.D. (Director)	17,421,600(13)	63.7%
Sarah J. Schlesinger, M.D. (Director)	17,421,600(13)	63.7%
Joseph M. Patti, Ph.D. (Director)	13,692(14)	*
Todd C. Peterson, Ph.D. (Director)	13,692(15)	*
Todd R. Patrick (Chief Executive Officer and Director)	334,823(8)	1.8%
Brian Varnum, Ph. D. (President and Chief Development Officer)	148,564(9)	*
Steve R. Martin (Chief Financial Officer)	47,097(10)	*
Duane Morris (Vice President of Operations)	52,213(11)	*
Robin C. Kramer (Director Nominee)	—	*
All current executive officers, director nominees and directors as a group (12 persons)(12)	18,133,146	65.3%

*
Represents beneficial ownership of less than 1%.

(1)
The shares listed were reported on a SEC Form 4 filed with the SEC on March 31, 2020, with respect to 8,710,800 shares of common stock, and warrants to acquire an additional 8,710,800 shares of common stock, held by Innoviva, Inc. Innoviva, Inc. holds sole voting and dispositive power of such shares of common stock. The principal business address of Innoviva, Inc. is 1350 Old Bayshore Highway, Suite 400, Burlingame, CA 94010

(2)
The shares listed were reported on a Schedule 13D filed with the SEC on May 21, 2019, with respect to shares of Common Stock held by Delta Dental of Wisconsin and Wyssta Investments Inc. Delta Dental of Wisconsin beneficially owns 1,628,994 shares of Common Stock, and Wyssta Investments Inc. beneficially owns 478,681 shares of Common Stock. Wyssta Investments Inc. is a wholly-owned subsidiary of Delta Dental of Wisconsin and, as such, Delta Dental of Wisconsin has the sole power to vote or dispose of the shares owned by Wyssta Investments Inc. As such, Delta Dental of Wisconsin holds sole voting and dispositive power of 2,107,675 shares. The principal business address of the reporting persons is c/o Delta Dental of Wisconsin, 2801 Hoover Road, Stevens Point, Wisconsin 54481.

(3)
The shares listed were reported on a Schedule 13G filed with the SEC on May 17, 2019, with respect to shares of Common Stock held by Delta Dental Plan of Michigan, Inc. and Renaissance Holding Company. Delta Dental Plan of Michigan, Inc. owns, directly or indirectly, approximately 68% of the outstanding Common Stock of Renaissance Holding Company. Delta Dental Plan of Michigan, Inc. and Renaissance Holding Company hold shared voting and dispositive power of 1,265,802 shares. The principal business address of the reporting persons is 4100 Okemos Road, Okemos, Michigan 48864.

(4)
The shares listed were reported on a Schedule 13G filed with the SEC on May 10, 2019, with respect to shares of Common Stock held by Delta Dental of California. Delta Dental of California reported holding sole and shared power to vote such shares and sole and shared power to dispose of such shares. The principal business address of Delta Dental of California is 560 Mission Street, Suite 1300, San Francisco, California 94105.

(5)
Consists of (a) 13,889 shares of Common Stock and (b) 14,501 shares of Common Stock that Mr. Bastiani has the right to acquire from us within 60 days of September 30, 2020, pursuant to the exercise of stock options.

(6)
Consists of (a) 23 shares of Common Stock; (b) 29,364 shares of Common Stock and 498 warrants exercisable for shares of Common Stock held by One Funds Management Limited as Trustee for Asia Pacific Healthcare Fund II (“One Funds”), an entity with which Mr. Cook is affiliated due to his position with BioScience Managers Pty Ltd; and (c) 14,800 shares of Common Stock that Mr. Cook has the right to acquire from us within 60 days of September 30, 2020, pursuant to the exercise of stock options. Mr. Cook may be deemed to have shared voting and dispositive power over the shares beneficially owned by One Funds and Phillip Asset Management, but disclaims such beneficial ownership except to the extent of his pecuniary interest therein, if any.

(7)
Consists of (a) 13,889 shares of Common Stock and (b) 14,501 shares of Common Stock that Ms. Parker has the right to acquire from us within 60 days of September 30, 2020, pursuant to the exercise of stock options.

(8)
Consists of (a) 49,058 shares of Common Stock, (b) 155,028 restricted shares of Common Stock, and (c) 130,737 shares of Common Stock that Mr. Patrick has the right to acquire from us within 60 days of September 30, 2020 pursuant to the exercise of stock options.

(9)
Consists of (a) 203 shares of Common Stock, (b) 31,851 restricted shares of Common Stock and (c) 116,510 shares of Common Stock that Dr. Varnum has the right to acquire from us within 60 days of September 30, 2020, pursuant to the exercise of stock options.

(10)
Consists of (a) 26 shares of Common Stock and (b) 47,071 shares of Common Stock that Mr. Martin has 5he right to acquire from us within 60 days of September 30, 2020, pursuant to the exercise of stock options.

(11)
Consists of (a) 5,612 shares of Common Stock, (b) 20,532 restricted shares of Common Stock and (c) 26,069 shares of Common Stock that Mr. Morris has the right to acquire from us within 60 days of September 30, 2020, pursuant to the exercise of stock options.

(12)
Represents beneficial ownership of our common stock held by our current directors and executive officers as a group as of September 30, 2020, including any options and warrants exercisable within 60 days of September 30, 2020.

(13)
Consists of 8,710,800 shares of common stock and warrants exercisable for 8,710,800 shares of common stock held by Innoviva, Inc., an entity with which Drs. Schlesinger and Kostas are affiliated due to their positions as directors of Innoviva, Inc. Drs. Schlesinger and Kostas may be deemed to have shared voting and dispositive power over the shares beneficially owned by Innoviva, Inc., but disclaims such beneficial ownership except to the extent of their pecuniary interest therein, if any.

(14)
Consists of 13,692 shares of Common Stock that Mr. Patti has the right to acquire from us within 60 days of September 30, 2020, pursuant to the exercise of stock options.

(15)
Consists of 13,692 shares of Common Stock that Mr. Peterson has the right to acquire from us within 60 days of September 30, 2020, pursuant to the exercise of stock options.

EXECUTIVE COMPENSATION
Set forth below is certain information regarding the historical compensation of our named executive officers during the year ended December 31, 2019 and 2018 including the historical compensation of certain C3J executive officers who are now executive officers following the completion of the Merger.
Executive Compensation
The named executive officers as of December 31, 2019 were:
•
Todd R. Patrick, Chief Executive Officer;

•
Brian Varnum, Ph.D., President and Chief Development Officer; and

•
Steve Martin, Chief Financial Officer.

Summary Compensation Table
The following table provides information regarding the compensation paid during the last two fiscal years to the named executive officers and Dr. Paul Grint, our former Chief Executive Officer, who resigned from that position in connection with the Merger.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Todd Patrick Chief Executive Officer	2019	412,000	—	714,556	144,200	—	1,270,756
	2018	412,000	—	—	206,000	—	618,000
Brian Varnum, Ph. D. President and Chief Development Officer	2019	320,000	—	714,556	89,600	—	1,124,156
	2018	320,000	—	—	128,000	—	448,000
Steve Martin Senior VP and Chief Financial Officer	2019	320,000	—	357,278	89,600	—	766,878
	2018	320,000	—	—	109,000	—	429,000
Paul C. Grint, M.D. Former Chief Executive Officer(2)	2019	170,928	—	4,125	—	519,717	694,770
	2018	475,000	—	—	143,000	—	618,000

(1)
In accordance with SEC rules, this column represents the aggregate grant date fair value of the option awards granted during 2019 computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 for stock-based compensation transactions. Assumptions used in the calculation of these amounts are included in Note 14 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2019 (the “Annual Report”). These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of the stock options, the exercise of the stock options, or the sale of the common stock underlying such stock options. There were no stock-based or option-based compensation awards granted to the named executive officers in 2018.

(2)
On May 9, 2019, at the effective time of the Merger, Dr. Grint resigned from his position as our Chief Executive Officer. In connection with his termination, Dr. Grint is entitled to certain severance payments, including continuation of payments totaling $475,000 in equal monthly installments for twelve months from May 9, 2019, as described below under the section entitled “— Potential Payments and Benefits upon Termination or Change in Control.”

Base Salary
The base salaries of the named executive officers in 2019, as applicable, were generally determined and approved by the board of directors, based on the recommendation of the Compensation Committee.
•
Mr. Patrick’s annual base salary for 2019 and 2018 was $412,000.

•
Dr. Varnum’s annual base salary for 2019 and 2018 was $320,000.

•
Mr. Martin’s annual base salary for 2019 and 2018 was $320,000.

After the Merger, the Compensation Committee evaluated the competitiveness of our executive compensation program. Based on this review, and the performance of our executives, the Compensation Committee recommended, and the board approved, the following adjustments to the annual base salaries of our named executive officers, effective April 1, 2020: Mr. Patrick’s annual base salary was increased to $550,000, Dr. Varnum’s base salary was increased to $425,000 and Mr. Martin’s base salary was increased to $360,000.
Annual Bonus
In addition to base salaries, the named executive officers are eligible to receive annual performance-based cash bonuses, which are designed to provide appropriate incentives to our executives to achieve defined annual corporate goals and to reward our executives for individual achievement towards these goals. The performance-based bonus generally is based on the extent to which we achieved the specified corporate goals that our board of directors or Compensation Committee established. After the end of the year, the board of directors and/or Compensation Committee review our performance against the established corporate goals and approve the extent to which we achieved such goals.
Under the terms of his offer letter agreement described below, Mr. Patrick was eligible to receive an annual performance-based bonus for 2019 equal to, at target, between 50% and 100% of his annual salary based on our achievement of certain performance goals. Each of Dr. Varnum and Mr. Martin was eligible to receive an annual performance-based bonus for 2019 equal to, at target, 40% of his annual salary based on our achievement of certain performance goals.
The annual performance-based bonus opportunity for 2019 was based entirely on the extent to which we achieved corporate goals relating to capital raising, partner and grant funding and progress with clinical development and manufacturing for the period commencing on the closing of the Merger and ending December 31, 2019. The corporate goals were established so that target attainment is not assured. Instead, our executives are required to demonstrate significant effort, dedication, and achievement to attain payment for performance at target or above.
In December 2019, the Compensation Committee reviewed interim performance results against these corporate goals and decided that it needed more time to properly evaluate performance results. In March 2020, the Compensation Committee conducted another evaluation of our performance relative to the corporate goals and made a recommendation, that the board approved, to authorize payout for the 2019 performance-based bonuses at the 70% achievement level. As a result, the named executive officers received the following performance-based bonuses for 2019: Mr. Patrick — $144,200; Dr. Varnum — $89,600 and Mr. Martin — $89,600. These amounts are listed in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.
Dr. Grint was not employed by us following the Merger and therefore was not eligible for a 2019 bonus.
Equity-Based Awards
Our equity-based incentive awards were designed to align our interests with those of our employees and consultants, including the named executive officers. Our board of directors or our Compensation Committee approve equity grants. Vesting of equity awards was generally tied to continuous service with us and served as an additional retention measure. Our executives may have been awarded an initial new hire grant upon commencement of service and may have received additional grants, as the board of directors or Compensation Committee determined appropriate, in order to incentivize and/or reward such executives.
We traditionally granted stock options to the named executive officers under our equity incentive plans, the terms of which are described below under “— Equity Incentive Plans.” Following the completion of the Merger in May of 2019, the board of directors’ granted stock options to the named executive officers and certain employees of the Company. Please see “Outstanding Equity Awards at Fiscal Year End” below. No stock-based awards were granted to executives of either AmpliPhi or C3J during 2018.
Agreements with our Named Executive Officers
Below are descriptions of our employment agreements with the named executive officers governing the terms of their service with us. For a discussion of the severance pay and other benefits that may be provided in connection with a termination of service and/or a change in control under the arrangements with the named executive officers, please see “— Payments and Benefits upon Termination or Change in Control” below.
Todd R. Patrick, our Chief Executive Officer, is subject to an Employment Agreement, dated October 1, 2018, between Mr. Patrick and C3J as amended on January 3, 2019 (the “Patrick Employment Agreement”). The Patrick Employment Agreement provides for an initial term of three years. Mr. Patrick will be paid an annual base salary as may be established from time to time by the board of directors, and an annual cash bonus, in accordance with a milestone-based structure established by the board of directors, enabling him to earn between 50% and 100% of the amount of his base salary as a bonus. He will also be eligible for all fringe benefit plans available to other full-time employees. If Mr. Patrick is terminated without Cause or resigns for Good Reason (in each case as defined in the Patrick Employment Agreement), then he will be entitled to a severance payment equal to his base salary plus 50% of his bonus (the bonus to be paid whether earned or unearned) for the then-remaining term of the Patrick Employment Agreement, or through September 30, 2021, such payment to be lengthened to a minimum of one year or twelve (12) months of base salary and bonus, if his termination occurs during any month during the 2021 calendar year. Effective April 1, 2020, Mr. Patrick’s annual base salary is $550,000.
Dr. Varnum, our President and Chief Development Officer, is subject to an employment agreement dated January 18, 2012 between Dr. Varnum and C3J. Dr. Varnum’s employment under the agreement is at will and is terminable by us or Dr. Varnum at any time. Under the terms of the agreement, Dr. Varnum currently receives an annual base salary of $425,000, effective April 1, 2020, and an annual target performance bonus of 40% of his annual salary based on our achievement of certain performance objectives. Dr. Varnum is also entitled to certain severance benefits as described below under the section entitled “— Payments and Benefits upon Termination or Change in Control.”
Mr. Martin, our Chief Financial Officer, is subject to an employment agreement dated January 18, 2016, as amended on April 1, 2017. Mr. Martin’s employment under the agreement is at will and is terminable by us or Mr. Martin at any time. Under the terms of the agreement, Mr. Marti currently receives an annual base salary of $360,000, effective April 1, 2020, and an annual target performance bonus of 40% of his annual salary based on our achievement of certain performance objectives. Mr. Martin retained his position as Chief Financial Officer following the Merger, and the terms of his offer letter agreement remain as described herein. Mr. Martin is also entitled to certain severance benefits as described below under the section entitled “— Payments and Benefits upon Termination or Change in Control.”
Dr. Grint, our former Chief Executive Officer, is subject to an offer letter agreement, dated June 1, 2017. Pursuant to Dr. Grint’s offer letter agreement, in the event he is terminated without cause or resigns for good reason within one month before or 12 months after a change in control, the vesting of all of his outstanding equity awards that are subject to time-based vesting will accelerate in full such that all such equity awards will be deemed fully vested as of the date of such termination or resignation (or change in control, if later). In addition, the offer letter provides that if Dr. Grint is terminated without cause or resigns for good reason from his employment with us, Dr. Grint will be entitled to receive severance benefits in the form of salary continuation at the rate of his base salary in effect at the time of his termination or resignation for a period of 12 months, subject to our timely receipt of an effective release and waiver of claims from Dr. Grint.
Payments and Benefits upon Termination or Change in Control
Mr. Patrick.   Under the terms of the Patrick Employment Agreement, if Mr. Patrick is terminated without Cause or resigns for Good Reason (in each case as defined in the Patrick Employment Agreement), then he will be entitled to a severance payment equal to his base salary plus 50% of his bonus (the bonus to be paid whether earned or unearned) for the then-remaining term of the Patrick Employment Agreement, or through September 30, 2021, such payment to be lengthened to a minimum of one year or twelve (12) months of base salary and bonus, if his termination occurs during any month during the 2021 calendar year.
Dr. Varnum.   Under the terms of the offer letter agreement with Dr. Varnum, Dr. Varnum is entitled to receive six months of continued base salary if his employment with us was terminated without cause or if he resigned for good reason provided that he provided us with an effective release of claims.
Mr. Martin.   Under the terms of the offer letter agreements with Mr. Martin, Mr. Martin is entitled to receive 12 months of continued base salary if his employment with us was terminated without cause or if he resigned for good reason, and additionally, if such termination or resignation occurred in connection with a change in control, full acceleration of his equity awards, provided that in either case he provided us with an effective release of claims.
Dr. Grint.   At the effective time of the Merger, Dr. Grint resigned from his position as our Chief Executive Officer. In connection with his resignation, Dr. Grint became entitled to receive the severance and change of control payments described in his offer letter agreement described above, which are now fully paid. While Dr. Grint resigned as an officer, he agreed to continue to serve as a consultant in a transitional role for a period of six months. As consideration for his consulting services, we granted him, pursuant to approval by our board, an option under the 2016 Plan to purchase 1,786 shares of our common stock at an exercise price equal to the fair market value of our common stock on the date of grant. Subject to certain terms and conditions, the option vested at the end of the six-month consulting period and will remain exercisable for a period of one year after the termination of such six-month consulting period.
All of the named executive officers held stock options under our equity incentive plans that were granted subject to the general terms of our equity incentive plans and form of stock option agreements. A description of the termination and change in control provisions in such equity incentive plans and stock options granted thereunder is provided below under “— Equity Incentive Plans,” and the specific vesting terms of each of the named executive officer’s stock options are described below under “— Outstanding Equity Awards at Fiscal Year End.”
All of the named executive officers held stock options under our equity incentive plans that were granted subject to the general terms of our equity incentive plans and form of stock option agreements. The specific vesting terms of each of the named executive officer’s stock options are described below under “— Outstanding Equity Awards at Fiscal Year End.” If within 1 month prior to, or within 12 months after, a change in control, the named executive officer is terminated due to an involuntary termination (not including death or disability) without cause or due to a voluntary termination with good reason, then any unvested stock options held by that officer will vest in full.

Outstanding Equity Awards at Fiscal Year End
The following table sets forth certain information regarding all outstanding equity awards held by the named executive officers as of December 31, 2019. All figures have been adjusted to reflect the impact of the Merger and related assumption of C3J equity awards and the reverse split.
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Mr. Patrick	56,056(1)	—	38.12	4/24/2024
	—	298,724(2)	3.15	5/21/2029
	56,056	298,724
Dr. Varnum	20,718(3)	—	27.37	3/12/2022
	986(1)	—	33.05	6/25/2022
	15,193(1)	—	38.12	4/21/2024
	4,932(1)	—	38.12	12/8/2024
	—	298,724(2)	3.15	5/21/2029
	41,829	298,724
Mr. Martin	608(1)	14(1)	399.00	1/17/2026
	1,152(4)	—	60.20	3/31/2021
	5,588(1)	4,340(1)	12.74	9/6/2027
	—	149,362(2)	3.15	5/21/2029
	7,348	153,716
Dr. Grint(6)	1,786(5)	—(1)	3.15	11/6/2020
	1,786	—

(1)
Twenty-five percent of the shares vest one year after the grant date, with the balance vesting in equal monthly installments thereafter over the next three years, subject to continued service and the potential vesting acceleration described in the option agreement.

(2)
Twenty-five percent of the shares vest on each anniversary of the grant date, subject to continued service and the potential vesting acceleration described in the option agreement.

(3)
Twenty percent of the shares vest one year after grant date, with the balance vesting in equal monthly installments thereafter over the next four years, subject to continued service.

(4)
One hundred percent of the shares vested upon grant date of April 1, 2017.

(5)
The shares vested following the six-month consulting period and shall be exercisable for one year from the vesting date.

(6)
All stock options held by Dr. Grint at the time of his termination of employment expired without having been exercised.

Equity Incentive Plans
2016 Equity Incentive Plan
The 2016 Plan was approved by our board of directors in April 2016 and subsequently approved by the stockholders in June 2016, and was most recently amended and restated effective as of May 8, 2019, to reflect our name change and the reverse split, as well as to increase the share reserve by 987,355 shares, for a total share reserve of 1,213,917 on a post-reverse split basis. We continue to grant awards under the 2016 Plan. The plan provides for the issuance of incentive awards in the form of non-qualified and incentive stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards and performance-based stock awards. The awards may be granted by our board of directors to employees, including officers, non-employee directors and consultants who provide services to us or to a subsidiary of ours.
Employee Stock Purchase Plan
Additional long-term equity incentives are provided through the ESPP, which became effective in connection with our 2016 Annual Meeting of Shareholders in May 2016 and which we continue to use pursuant to the terms described herein. The ESPP is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code. Our board of directors has delegated its authority to administer the ESPP to our Compensation Committee. Under the ESPP, all of our regular employees (including the named executive officers) may participate and may contribute, normally through payroll deductions, up to 15% of their earnings for the purchase of our common stock. The ESPP is implemented through a series of offerings of purchase rights to eligible employees. Under the ESPP, we may specify offerings with a duration of not more than 27 months and may specify shorter purchase periods within each offering. Each offering will have one or more purchase dates on which our common stock will be purchased for employees participating in the offering. Unless otherwise determined by our Compensation Committee, shares are purchased for accounts of employees participating in the ESPP at a price per share equal to the lower of (a) 85% of the fair market value of our common stock on the first date of an offering or (b) 85% of the fair market value of our common stock on the date of purchase.
Non-Employee Director Compensation
The following table and related footnotes show the compensation paid during the year ended December 31, 2019 to our non-employee directors, other than Mr. Patrick and Dr. Grint, whose 2019 compensation is set forth under “— Summary Compensation Table” above.
Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Richard Bastiani	41,786	63,249	—	105,035
Richard Bear(3)	25,714	63,249	—	88,963
H. Stewart Parker	37,286	63,249	—	100,535
Joseph Patti	30,857	63,249	—	94,106
Todd Peterson	10,000	75,714	—	85,714
Jeremy Curnock Cook	57,786	63,249	—	121,035
Louis Drapeau(2)	22,500	—	—	22,500
Michael S. Perry, Ph.D.(3)	57,071	63,249	—	120,320
Vijay Samant(2)	16,429	—	—	16,429
Wendy S. Johnson(2)	14,286	—	—	14,286

(1)
In accordance with SEC rules, this column represents the aggregate grant date fair value of the option awards granted during 2019 computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 for stock-based compensation transactions. Assumptions used in the calculation of these amounts are included in Note 14 to the consolidated financial statements included in our Annual Report. The aggregate number of option awards outstanding (including exercisable and unexercisable stock options) as of December 31, 2019, for each non-employee director was as follows:

Board of Directors:	Stock Options Outstanding	Stock Options Exercisable
Richard Bastiani	28,192	809
Richard Bear(3)	27,383	—
Jeremy Curnock Cook	28,497	1,108
H. Stewart Parker	28,192	809
Todd Peterson	27,383	—
Michael Perry(3)	28,275	847
Joseph Patti	27,383	—

(2)
Resigned as a director on May 9, 2019, in connection with the Merger.

(3)
Resigned as a director on February 12, 2020.

In September 2015, the board of directors approved a revised compensation structure for non-employee directors and following the Merger the new members of our board of directors elected to retain the current cash compensation schedule. In 2019, the chairman of our board of directors received an annual cash retainer of $60,000 and each other non-employee director received an annual cash retainer of $40,000. For the Audit Committee, the committee chair received an additional annual cash retainer of $15,000 and each member received an additional annual cash retainer of $6,000. For the Compensation Committee, the committee chair received an additional annual cash retainer of $10,000 and each member received an additional annual cash retainer of $5,000. For the Nominating and Corporate Governance Committee, the committee chair received an additional annual cash retainer of $5,000 and each member received an additional annual cash retainer of $3,000.
The non-employee directors each received a stock option grant in 2019 in connection with the Merger or their initial appointment, as applicable, covering 27,383 shares. The exercise price was equal to the closing market price on the grant date and options vest over two years, 50% on each anniversary of the grant date. The term of the stock option is ten years.
In March of 2020, the Compensation Committee evaluated the competitiveness of our director compensation program. Based on this review, and the need to attract and retain qualified directors, the Compensation Committee recommended, and the board approved, updates to our director compensation program, effective as of April 1, 2020. Under this updated program, the chairman of our board of directors receives an annual cash retainer of $70,000 and each other non-employee director receives an annual cash retainer of $40,000. For the Audit Committee, the committee chair receives an additional annual cash retainer of $17,000 and each member receives an additional annual cash retainer of $8,000. For the Compensation Committee, the committee chair receives an additional annual cash retainer of $12,000 and each member receives an additional annual cash retainer of $6,000. For the Nominating and Corporate Governance Committee, the committee chair receives an additional annual cash retainer of $8,000 and each member received an additional annual cash retainer of $4,000.
In March 2020, the Compensation Committee recommended, and the board approved, a stock option grant to each non-employee director covering 23,000 shares, effective at the 2020 Annual Meeting. The exercise price was equal to the closing market price on the grant date and options vest over two years, 50% on each anniversary of the grant date. The term of the stock option is ten years.
Treatment of C3J Stock Options and Restricted Stock Awards in the Merger
At the effective time of the Merger, each option to purchase shares of C3J common stock issued by C3J (a “C3J Stock Option”) under C3J’s Amended and Restated 2006 Stock Option Plan and 2016 Stock Plan (together, the “C3J Stock Plans”) that was outstanding and unexercised immediately prior to the effective time of the Merger, whether or not vested, was converted into an option to purchase shares of our common stock, and we assumed the C3J Stock Plans and each outstanding C3J Stock Option in accordance with its terms. Accordingly, following the Merger: (i) each C3J Stock Option assumed by us is exercisable solely for shares of our common stock; (ii) the number of shares of our common stock subject to each C3J Stock Option assumed by us was determined by multiplying (A) the number of shares of C3J common stock that were subject to such C3J Stock Option, as in effect immediately prior to the effective time of the Merger, by (B) the Exchange Ratio, and rounding the resulting number down to the nearest whole number of shares of our common stock; (iii) the per share exercise price for our common stock issuable upon exercise of each C3J Stock Option assumed by us was determined by dividing (A) the per share exercise price of the C3J common stock subject to such C3J Stock Option, as in effect immediately prior to the effective time of the Merger, by (B) the Exchange Ratio and rounding the resulting exercise price up to the nearest whole cent; and (iv) any restriction on the exercise of any C3J Stock Option assumed by us continued in full force and effect and the term, exercisability, vesting schedule and other provisions of such C3J Stock Option otherwise remained unchanged, except that: (A) we may amend the terms of the C3J Stock Options and the C3J Stock Plans to reflect our substitution of the C3J Stock Options with options to purchase Armata common stock; and (B) our board of directors succeeded to the authority and responsibility of C3J’s board of directors with respect to each C3J Stock Option assumed by us.
At the effective time of the Merger, each restricted stock award with respect to C3J common stock (a “C3J RSA”) that was outstanding immediately prior to the effective time of the Merger was assumed by us and converted into restricted stock awards with respect to our common stock, and we assumed the applicable restricted stock agreements and each such C3J RSA in accordance with its terms. All rights with respect to C3J common stock under the C3J RSAs assumed by us were converted into rights with respect to our common stock. Accordingly, following the Merger: (i) each C3J RSA assumed by us relates to shares of our common stock; (ii) the number of shares of our common stock subject to each C3J RSA assumed by us was determined by multiplying (A) the number of shares of C3J common stock that were subject to such C3J RSA, as in effect immediately prior to the effective time of the Merger, by (B) the Exchange Ratio and rounding the resulting number down to the nearest whole number of shares of our common stock; and (iii) any restriction on any C3J RSA assumed by us continued in full force and effect and the vesting schedule and other provisions of such C3J RSA otherwise remained unchanged, subject to certain exceptions.
Employee Benefit Matters
Under the terms of the Merger Agreement, for purposes of vesting, eligibility to participate, and level of benefits under the employee benefit plans, programs, contracts or arrangements of us or any of our subsidiaries (including, following the effective time of the Merger, C3J and its subsidiary), each employee who continued to be employed by us, C3J or any of our or its respective subsidiaries immediately following the Merger was credited with his or her years of service with us, C3J or any of our or its respective subsidiaries and their respective predecessors.
Limitation of Liability and Indemnification
Sections 23B.08.510 and 23B.08.570 of the Washington Business Corporation Act authorize Washington corporations to indemnify directors and officers under certain circumstances against expenses (including legal expenses) and liabilities incurred in legal proceedings in which they are involved by reason of being a director or officer, as applicable. Section 23B.08.560 of the Washington Business Corporation Act authorizes a corporation, if authorized by its articles of incorporation or by a provision in the corporation’s bylaws approved by its stockholders, to indemnify or agree to indemnify a director made a party to a proceeding, or obligate itself to advance or reimburse expenses incurred in a proceeding, without regard to the limitations imposed by Sections 23B.08.510 through 23B.08.550; provided that no such indemnity shall indemnify any director from or on account of (a) acts or omissions of the director finally adjudged to be intentional misconduct or a knowing violation of law, (b) conduct of the director finally adjudged to be in violation of Section 23B.08.310 of the Washington Business Corporation Act (which section relates to unlawful distributions) or (c) any transaction with respect to which it was finally adjudged that such director personally received a benefit in money, property or services to which the director was not legally entitled.
Article 11 of our current articles of incorporation, provides that, to the fullest extent that the Washington Business Corporation Act permits the limitation or elimination of the liability of a director, a director shall not be liable to us or our stockholders for monetary damages for conduct as a director. Section 10 of our amended and restated bylaws requires us to indemnify every present or former director or officer against expenses, liabilities and losses incurred in connection with serving as a director or officer, as applicable, and to advance expenses of such director or officer incurred in defending any proceeding covered by the indemnity.

We maintain a policy of directors’ and officers’ liability insurance that insures the directors and officers against the cost of defense, settlement or payment of a judgment under certain circumstances. We have also entered into indemnification agreements with our executive officers and directors that provide for the indemnification of directors and executive officers to the fullest extent permitted by the Washington Business Corporation Act against expenses reasonably incurred by such persons in any threatened, pending or completed action, suit, investigation or proceeding in connection with their service as (i) a director or officer or (ii) a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, at our request. In addition, the indemnification agreements we are obligated to advance expenses pursuant to the indemnification agreements under certain circumstances and the agreements also provide for procedural protections, including a determination by a reviewing party as to whether the indemnitee is permitted to be indemnified under applicable law. In addition, we have agreed that we will be the indemnitor of first resort should the indemnitee have rights to indemnification provided by other persons.
The limitation of liability and indemnification provisions in our articles of incorporation and amended and restated bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our stockholders. A stockholder’s investment may be harmed to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.
We believe that these provisions in our articles of incorporation and amended and restated bylaws and our indemnification agreements are necessary to attract and retain qualified persons as directors and officers.
At present, there is no pending litigation or proceeding involving any of our directors or executive officers as to which indemnification is required or permitted, and we are not aware of any threatened litigation or proceeding that may result in a claim for indemnification.

TRANSACTIONS WITH RELATED PERSONS
We have adopted a written related-person transactions policy that sets forth our policies and procedures regarding the identification, review, consideration and oversight of “related-person transactions.” For purposes of our policy only, a “related-person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we and any “related person” are participants involving an amount that exceeds $120,000 (or such lower threshold as may be applicable to us from time to time pursuant to the rules and regulations of the SEC or the NYSE American exchange).
Transactions involving compensation for services provided to us by an employee, consultant or director are not considered related-person transactions under this policy. A related person is any person who is, or at any time since the beginning of our last fiscal year, was, an executive officer, director or director nominee, any holder of more than 5% of our common stock, any of the foregoing’s immediate family members and any entity owned or controlled by any such persons.
Under the policy, where a transaction has been identified as a related-person transaction, management must present information regarding the proposed related-person transaction to our Audit Committee (or, where review by our Audit Committee would be inappropriate, to another independent body of our Board of Directors) for approval. The presentation must include a description of, among other things, the material facts, the direct and indirect interests of the related persons, the benefits of the transaction to us and whether any alternative sources for comparable services or products are available. To identify related-person transactions in advance, we rely on information supplied by our executive officers, directors, director nominees and certain significant stockholders. In considering related-person transactions, our Audit Committee or other independent body of our board of directors takes into account the relevant available facts and circumstances including, but not limited to:
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the risks, costs and benefits to us;

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the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

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the terms of the transaction;

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the terms available to or from, as the case may be, unrelated third parties.

In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberation and approval.
Certain Related-Person Transactions
Described below are any transactions occurring since January 1, 2016, and any currently proposed transactions, to which C3J or Armata was a party and in which:
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The amounts involved exceeded or will exceed the lesser of (i) $120,000 and (ii) 1% of the average of the respective company’s total assets at year-end for the last two completed fiscal years; and

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A director, director nominee, executive officer, holder of more than 5% of the outstanding capital stock of the respective company, or any member of such person’s immediate family had or will have a direct or indirect material interest.

Financing Transactions
February 2019 Private Placement
On February 5, 2019, we entered into a share purchase agreement with certain investors, pursuant to which we agreed to sell, and the Investors agreed to buy, in a private placement, shares of common stock (the “2019 Financing Shares”) immediately following the Effective Time of the Merger, having an aggregate purchase price of $10.0 million (the “2019 Financing”). An aggregate of 1,991,269 shares of Armata common stock were issued to the Investors in the 2019 Financing at a price of approximately $5.02192 per share. The 2019 Financing Shares were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act, and such shares bear appropriate restrictive legends. In addition, the

2019Financing Shares were subject to the provisions of the lock-up agreements entered into by certain officers, directors and stockholders of us and C3J concurrently with the execution of the Merger Agreement, pursuant to which they accepted certain restrictions on transfers of their shares of our common stock for the 180-day period following the effective time of the Merger.
Immediately following the closing of the Merger and the 2019 Financing, the former C3J security holders (including the Investors) owned approximately 76% of the aggregate number of shares of our common stock (of which approximately 20% was comprised of the 2019 Financing Shares) and our security holders as of immediately prior to the Merger owned approximately 24% of the aggregate number of shares of our common stock.
In connection with the 2019 Financing, we entered into a registration rights agreement with the Investors, dated May 9, 2019, pursuant to which we agreed, subject to certain exceptions, to cause the 2019 Financing Shares to be registered for resale under the Securities Act.
February 2020 Private Placement
On January 27, 2020, we entered into the Securities Purchase Agreement with Innoviva, pursuant to which the Company agreed to issue and sell to Innoviva, in a private placement, up to 8,710,800 newly issued shares of our common stock (the “Private Placement Shares”) and warrants (the “Common Warrants”) to purchase up to 8,710,800 shares of common stock, with an exercise price per share of $2.87 (the “Private Placement”). Each share of common stock was sold together with one Common Warrant, and the per-unit purchase price is $2.87.
First Closing:   The Private Placement occurred in two tranches. The first closing (the “First Closing”) occurred on February 12, 2020, at which time Innoviva purchased 993,139 Private Placement Shares and 993,139 Common Warrants, which was the maximum number of Private Placement Shares and Common Warrants issuable to Innoviva in compliance with any and all applicable laws and without the requirement for the prior receipt of the stockholders’ approval under the listing requirements of the NYSE American, in exchange for an aggregate gross cash payment of approximately $2.8 million. The First Closing was subject to the satisfaction of certain previously disclosed closing conditions (including obtaining voting agreements (the “Voting Agreements”) from stockholders of the Company representing at least 50.1% of the outstanding shares of common stock).
Second Closing:   At the closing of the second tranche (the “Second Closing”), Innoviva purchased 7,717,661 Private Placement Shares and 7,717,661 Common Warrants for an aggregate purchase price of approximately $22.2 million.
Registration Rights Agreement and Investor Rights Agreement:   As part of the First Closing of the Private Placement, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) and an investor rights agreement (the “Investor Rights Agreement”) with Innoviva. Pursuant to the Registration Rights Agreement, on April 1, 2020, the Company filed a registration statement on Form S-3 covering the resale of the securities issued and sold pursuant to the Securities Purchase Agreement with the U.S. Securities and Exchange Commission, which was declared effective on April 8, 2020. The Investor Rights Agreement provides that for so long as Innoviva and its affiliates hold at least 12.5% of the outstanding shares of our common stock on a fully-diluted basis, Innoviva has the right to designate two (2) directors to our Board of Directors and for so long as Innoviva and its affiliates hold at least 8% but less than 12.5% of the outstanding shares of Common Stock on a fully-diluted basis, Innoviva has the right to designate one (1) director to our Board of Directors, subject to certain qualifications and conditions in the Investor Rights Agreement. The Investor Rights Agreement also provides for participation rights for Innoviva to participate in our future offerings of equity securities.
Change in Control and Severance Benefits Arrangements
We have entered into certain change in control and severance benefits arrangements with our officers, as more fully described in the section above entitled “Executive Compensation.”

Director and Executive Officer Compensation
The compensation of our directors and named executive officers, including employment agreements and other compensatory arrangements with executive officers and stock option grants to executive officers and directors, is more fully described in the section above entitled “Executive Compensation.”
Indemnification Agreements
We have entered, and intend to continue to enter, into separate indemnification agreements with each of our directors and executive officers, as described in the section above entitled “Executive Compensation — Limitation of Liability and Indemnification.” In addition, the Merger Agreement provided that, for a period of six years following the effective time of the Merger, we will indemnify and hold harmless each person who is, has been, or who became prior to the effective time of the Merger, a director, officer, fiduciary or agent of us and our subsidiaries or C3J, respectively, against all claims, losses, liabilities, damages, judgments, fines and reasonable fees, costs and expenses, including attorneys’ fees and disbursements, incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to the fact that such person is or was a director, officer, fiduciary or agent of C3J or us or any of its or our respective subsidiaries, whether asserted or claimed prior to, at or after the effective time, in each case, to the fullest extent permitted under applicable law. Each such person will be entitled to advancement of expenses incurred in the defense of any such claim, action, suit, proceeding or investigation from us.
The Merger Agreement also provided that the provisions relating to the indemnification, advancement of expenses and exculpation of our present and former directors and officers set forth in our articles of incorporation and bylaws will not be amended, repealed or otherwise modified for a period of six years from the effective time of the Merger in any manner that would adversely affect the rights of individuals who, at the effective time of the Merger, were our officers or directors. The Merger Agreement required that, after the closing of the Merger, our articles of incorporation and bylaws were to contain provisions at least as favorable as the provisions relating to the indemnification, advancement of expenses and exculpation of present and former directors and officers set forth in our articles of incorporation and bylaws prior to the Merger.
Prior to the effective time of the Merger, we secured and prepaid, at C3J’s expense, a six year “tail policy” on our then-existing directors’ and officers’ liability insurance policy.

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our directors, executive officers and any persons beneficially holding more than 10% of our common stock to report their initial ownership of our common stock and any subsequent changes in that ownership to the SEC. Our executive officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.
Specific due dates for these reports have been established and we are required to identify those persons who failed to timely file these reports. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations from our directors and officers that no other reports were required, during the fiscal year ended December 31, 2019, all of our directors, officers and greater than 10% stockholders complied with the Section 16(a) filing requirements, except that Dr. Perry and Mr. Cook each filed a Form 5 report on February 14, 2020, in lieu of timely filing a Form 4 report during the fiscal year ended December 31, 2019.
We have adopted a code of ethics for directors, officers (including our principal executive officer, principal financial officer, principal accounting officer and controller) and employees, known as the Code of Business Conduct and Ethics. The Code of Business Conduct and Ethics is available on our website at https://investor.armatapharma.com/corporate-governance. We will promptly disclose on our website (i) the nature of any amendment to the policy that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and (ii) the nature of any waiver, including an implicit waiver, from a provision of the policy that is granted to one of these specified individuals that is required to be disclosed pursuant to SEC rules and regulations, the name of such person who is granted the waiver and the date of the waiver.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual meeting materials with respect to two or more shareholders sharing the same address by delivering a single set of annual meeting materials (including the Notice of Internet Availability of Proxy Materials) addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.
This year, a number of brokers with account holders who are Armata shareholders will be “householding” the Company’s proxy materials. That means that only one copy of either the Notice of Internet Availability or this proxy statement and annual report will be delivered to multiple shareholders sharing an address, unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of the applicable annual meeting materials, either for this annual meeting or in the future, please notify your broker or Armata. Direct your written request to Armata Pharmaceuticals, Inc., Attention: Investor Relations, 4503 Glencoe Avenue, Marina del Rey, California 90292 or contact Joyce Allaire at (212) 915-2569. If so requested, a separate copy of the proxy statement or annual report will be delivered to you promptly and without charge. Shareholders who currently receive multiple copies of the applicable annual meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS
The Board of Directors knows of no other matters that will be presented for consideration at the meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
As part of our precautions regarding COVID-19, we are planning for the possibility that the meeting may be held virtually over the internet. If we take this step, we will announce the decision to do so via a press release and posting details on our website that will also be filed with the SEC as proxy material. As always, we encourage you to vote your shares prior to the meeting.
By Order of the Board of Directors,
Richard J. Bastiani, Ph.D.
Chairman of the Board of Directors
Marina del Rey, California
October 22, 2020
A copy of the Company’s annual report is available without charge upon written request to: Secretary, Armata Pharmaceuticals, Inc., 4503 Glencoe Avenue, Marina del Rey, California 90292. We will furnish a copy of any exhibit to such report upon written request and payment of reasonable expenses in furnishing such exhibit.

000004 ENDORSEMENT_LINE                  SACKPACK                  MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. MMMMMMMMMMMM MMMMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext Your vote matters — here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by December 7, 2020 at 11:59 p.m., Eastern Time. Online Go to www.envisionreports.com/ARMP or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/ARMP 2020 Annual Meeting Proxy Card 1234 5678 9012 345 q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q A
Proposals — The Board of Directors recommend a vote FOR all of the director nominees listed in Proposal 1, FOR Proposals 2 and 4 and for every 1 YEAR on Proposal 3. + 1. Election of Directors: For Withhold For Withhold For Withhold 01 — Todd R. Patrick 02 — Richard J. Bastiani, Ph.D. 03 — Sarah J. Schlesinger, M.D. 04 — Joseph M. Patti, Ph.D. 05 — Odysseas D. Kostas, M.D. 07 — Robin C. Kramer For
Against Abstain 2. To approve, on an advisory, non-binding basis, the compensation of our named executive officers 4. To ratify the Audit Committee’s selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 06 — Todd C. Peterson, Ph.D. 1 Year 2 Years 3 Years Abstain 3. To approve a non-binding advisory resolution on the frequency of stockholder vote (every one, two or three years) relating to the compensation of our named executive officers B
Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMM C 1234567890 J N T 1 U P X 4 7 8 7 1 0 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 03C25B 2020 Annual Meeting of Armata Pharmaceuticals, Inc. Shareholders December 8, 2020 at 8:30 a.m. Local Time Armata Pharmaceuticals, Inc. 4503 Glencoe Avenue, Marina del Rey, California 90292 Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/ARMP q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy — Armata Pharmaceuticals, Inc. + Notice of 2020 Annual Meeting of Shareholders Armata Pharmaceuticals, Inc. 4503 Glencoe Avenue Marina del Rey, California 90292 Proxy Solicited by Board of Directors for 2020 Annual Meeting — December 8, 2020 Todd R. Patrick and Steve R. Martin, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of common stock of Armata Pharmaceuticals, Inc. that the undersigned held of record as of the close of business on October 9, 2020, with all the powers which the undersigned would possess if personally present, at the 2020 Annual Meeting of Shareholders of Armata Pharmaceuticals, Inc. to be held on December 8, 2020 or at any postponement or adjournment thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Director’s recommendations. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. Please mark, sign, date and return this proxy card promptly using the enclosed reply envelope. If you vote by the internet or telephone, please DO NOT mail back this proxy card. If you wish to attend the annual meeting in person, please be prepared to present photo identification for admittance. (Items to be voted appear on reverse side.) C

Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. Meeting AttendanceMark box to the right if you plan to attend the Annual Meeting.